Exhibit 10.1 1 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 6, 2021 (the “Sixth Amendment Effective Date”), is entered into by and among Tricida, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (collectively, “Lender”), and Hercules Capital, Inc., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, the “Agent”). WHEREAS, the Borrower, the Lender and Agent are parties to that certain Loan and Security Agreement dated as of February 28, 2018 (as amended by the First Amendment to Loan and Security Agreement and First Amendment to Warrants, dated as of April 10, 2018, the Second Amendment to Loan and Security Agreement, dated as of October 15, 2018, the Third Amendment to Loan and Security Agreement, dated as of March 27, 2019, the Fourth Amendment to Loan and Security Agreement, dated as of March 31, 2020, and the Fifth Amendment to Loan and Security Agreement, dated as of May 18, 2020, the “Existing Loan Agreement”; and the Existing Loan Agreement, as amended by this Amendment and as further amended, modified or supplemented from time to time, the “Loan Agreement”); WHEREAS, the Required Lenders, as defined in the Existing Loan Agreement, and Agent are willing to amend the Existing Loan Agreement in accordance with and subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: SECTION 1 Definitions; Interpretation. (a) All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. (b) The rules of interpretation set forth in Section 1.1 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference. SECTION 2 Amendments to the Existing Loan Agreement. (a) Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended as follows: (i) Exhibit A attached hereto sets forth a clean copy of the Loan Agreement as amended hereby; (ii) In Exhibit B hereto, deletions of the text in the Existing Loan Agreement (including, to the extent included in such Exhibit B, each Schedule or Exhibit to the Existing Loan Agreement) are indicated by struck through text, and insertions of text are indicated by bold, double- underlined text. (b) References within Existing Loan Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, each reference in the Existing Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Loan Agreement as further amended by this Amendment.

2 SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent: (a) Amendment. Agent shall have received this Amendment, executed by Agent, the Lender and the Borrower. (b) Representations and Warranties; No Default. On the Sixth Amendment Effective Date, after giving effect to this Amendment: (i) The representations and warranties contained in Section 4 shall be true and correct on and as of the Sixth Amendment Effective Date as though made on and as of such date; and (ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default. SECTION 4 Representations and Warranties. To induce Agent and Lender to enter into this Amendment, Borrower hereby confirms, as of the date hereof, that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. For the purposes of this Section 4, (i) each reference in Section 5 of the Existing Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such section, shall mean and be a reference to the Loan Agreement, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date). SECTION 5 Miscellaneous. (a) Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan Agreement and hereby reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement and the other Loan Documents. (b) Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto. (c) Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits,

3 covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall, to the fullest extent of the law, affect in any manner the final, absolute and unconditional nature of the release set forth above. (d) No Reliance. Borrower hereby acknowledges and confirms to Agent and the Lender that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person. (e) Costs and Expenses. Borrower agrees to pay to Agent on the Sixth Amendment Effective Date the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Sixth Amendment Effective Date or after such date not to exceed five thousand dollars ($5,000) in the aggregate. (f) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party. (g) Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. (h) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. (i) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision. (j) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. (k) Loan Documents. This Amendment shall constitute a Loan Document.

4 (l) Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Balance of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Sixth Amendment to Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written. BORROWER: TRICIDA, INC. By: /s/ Geoffrey M. Parker Name: Geoffrey M. Parker Title: EVP & CFO

[Signature Page to Sixth Amendment to Loan and Security Agreement] AGENT and LENDER: HERCULES CAPITAL, INC. By: /s/ Zhuo Huang Name: Zhuo Huang Title: Associate General Counsel LENDER: HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership By: Hercules Technology SBIC Management, LLC, its General Partner By: Hercules Capital, Inc., its Manager By: /s/ Zhuo Huang Name: Zhuo Huang Title: Associate General Counsel

EXHIBIT A [See attached]

CONFORMED COPY First Amendment, April 10, 2018 Second Amendment, October 15, 2018 Third Amendment, March 27, 2019 Fourth Amendment, March 31, 2020 Fifth Amendment, May 18, 2020 Sixth Amendment, January 6, 2021 LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT is made and dated as of February 28, 2018 (as amended by that certain First Amendment to Loan and Security Agreement and First Amendment to Warrants, dated as of April 10, 2018, that certain Second Amendment to Loan and Security Agreement, dated as of October 15, 2018, that certain Third Amendment to Loan and Security Agreement, dated as of March 27, 2019, that certain Fourth Amendment to Loan and Security Agreement, dated as of March 31, 2020, that certain Fifth Amendment to Loan and Security Agreement, dated as of May 18, 2020, and that certain Sixth Amendment to Loan and Security Agreement, dated as of January 6, 2021, and as further amended, modified or supplemented from time to time, this “Agreement”) and is entered into by and among Tricida, Inc., a Delaware corporation, and each of its Qualified Subsidiaries from time to time party hereto (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”). RECITALS A. Borrower has requested Lender to make available to Borrower a loan in an aggregate principal amount of up to Two Hundred Million Dollars ($200,000,000) (the “Term Loan”); and B. Lender is willing to make the Term Loan on the terms and conditions set forth in this Agreement. AGREEMENT NOW, THEREFORE, Borrower, Agent and Lender agree as follows: SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION 1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings: “Account Control Agreement(s)” means any agreement entered into by and among the Agent, Borrower and a third party Bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

2 “ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower. “Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by Borrower or any of its Subsidiaries in a Permitted Acquisition; provided, that such Indebtedness (a) was in existence prior to the date of such Permitted Acquisition and (b) was not incurred in connection with, or in contemplation of, such Permitted Acquisition. “Acquisition” means (a) the purchase or other acquisition (including by merger, consolidation or otherwise) by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Equity Interests of any other Person. “Advance(s)” means a Term Loan Advance. “Advance Date” means the funding date of any Advance. “Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower. “Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this paragraph. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. “Agent” has the meaning given to it in the preamble to this Agreement. “Amortization Date” means April 1, 2022. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions. “Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

3 “Approval Milestone” means Borrower shall have obtained final approval for the NDA for TRC101 (a/k/a Veverimer) from the FDA, subject to verification by Agent (including supporting documentation requested by Agent). “Assignee” has the meaning given to it in Section 11.13. “Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list. “Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation. “Borrower’s Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Common Stock as reported for each the five (5) trading days preceding such date of determination (it being understood that a “trading day” shall mean a day on which shares of Common Stock trade on the NASDAQ in an ordinary trading session) multiplied by (b) the total number of issued and outstanding shares of Common Stock that are issued and outstanding on the date of the determination and listed on the NASDAQ (or, if the primary listing of such Common Stock is on another exchange, on such other exchange). Such determination shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period. “Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business. “Cash” means all cash, cash equivalents and liquid funds. “Cash Interest Rate Reduction Level” has the meaning set forth in Section 2.2(d)(iii). “Change in Control” means any reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Borrower, sale or exchange of outstanding shares (or similar transaction or series of related transactions (other than by the sale of Borrower’s equity securities in a public offering)) of Borrower in which the holders of Borrower’s outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing more than fifty percent (50%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving

4 entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower is the surviving entity, provided that, if Borrower’s shares are publicly traded, “Change in Control” instead means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing thirty percent (30%) or more of the combined voting power of Borrower’s then outstanding securities; or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower was approved by a vote of not less than two-thirds of the directors then still in office who either were directions at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office. “Claims” has the meaning given to it in Section 11.10. “Closing Date” means February 28, 2018. “Closing Date Facility Charge” means Six Hundred Fifty Thousand Dollars ($650,000). “Collateral” means the property described in Section 3. “Common Stock” means the common stock, par value $0.001 per share, of the Borrower. “Confidential Information” has the meaning given to it in Section 11.12. “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

5 “Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country. “Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit. “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary. “Eligible Foreign Subsidiary” means any Foreign Subsidiary whose execution of a Joinder Agreement could not result in a material adverse tax consequence to Borrower. “End of Term Charge” means any end of term charge payable pursuant to Section 2.6. “Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “Event of Default” has the meaning given to it in Section 9. “Excluded Accounts” means any Deposit Account that is used solely as a payroll account for the employees of Borrower or any of its Subsidiaries or the funds in which consist solely of funds held in trust for any director, officer or employee of Borrower or such Subsidiary or any employee benefit plan maintained by Borrower or such Subsidiary or funds representing deferred compensation for the directors and employees of Borrower or such Subsidiary, collectively not to exceed the amount to be paid in the ordinary course of business in the then-next payroll cycle. “FDA” means the United States Food and Drug Administration. “Financial Statements” has the meaning given to it in Section 7.1. “Foreign Subsidiary” means any Subsidiary other than a Subsidiary organized under the laws of any state within the United States of America. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time. “Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes,

6 bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith. “Interim Analysis” means the completion of either of the two interim analyses for efficacy (to be performed when approximately 150 and 250 subjects have had a positively adjudicated primary endpoint event) as described in Borrower’s Clinical Study Protocol TRCA-303 (VALOR- CKD) for TRC 101 (a/k/a “Veverimer”), Amendment 2, dated November 18, 2020. “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of any asset of another Person. “Joinder Agreements” means for each Qualified Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit G. “Lender” has the meaning given to it in the preamble to this Agreement. “License” means any Copyright License, Patent License, Trademark License or other license of rights or interests. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest. “Loan” means the Advances made under this Agreement. “Loan Documents” means this Agreement, the Notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC financing statements, the Warrant and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated. “Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole;

7 (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lender to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens. “Maximum Rate” shall have the meaning assigned to such term in Section 2.3. “Maximum Term Loan Amount” means Seventy-Five Million and No/100 Dollars ($75,000,000). “Merger Event” means any Change of Control or any sale, lease, exclusive license or other transfer of all or substantially all assets or Common Stock of the Borrower or any consolidation, merger, recapitalization or reorganization involving the Borrower in which the Borrower is not the surviving entity, or in which the outstanding shares of the Borrower’s capital stock are otherwise converted into or exchanged for shares of common stock, preferred stock, other securities or property of another entity; other than any such consolidation, merger, recapitalization or reorganization in which the shares of capital stock of the Borrower immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger, recapitalization or reorganization (it being understood that for purposes of any such determination, all shares of Common Stock issuable upon exercise of options or warrants outstanding immediately prior to any such consolidation, merger, recapitalization or reorganization or upon conversion of convertible securities outstanding immediately prior to such consolidation, merger, recapitalization or reorganization shall be deemed to be outstanding immediately prior to such consolidation, merger, recapitalization or reorganization and, if applicable, converted or exchanged in such consolidation, merger, recapitalization or reorganization on the same terms as the actual outstanding shares of capital stock are converted or exchanged). “NDA” means a new drug application filed with the FDA. “Net TRC101 Product Revenue” means Borrower’s product revenue from TRC101 (including licensing, royalty and other payments, including from collaboration arrangements, derived from or related to TRC101) that is invoiced and/or recognized as net revenue (as determined in accordance with GAAP as applied by Borrower), calculated in a manner consistent with how such amount is (or is to be) reported in Borrower’s audited Financial Statements. “Net TRC101 Product Revenue (Cumulative)” means the cumulative aggregate amount of all Net TRC101 Product Revenue since the Third Amendment Effective Date. “Non-Disclosure Agreement” means that certain Mutual Confidential Disclosure Agreement by and between Borrower and Hercules Capital, Inc. dated as of May 3, 2017. “Note(s)” means a Term Note. “OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

8 “OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders. “Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest. “Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country. “Permitted Acquisition” shall mean any Acquisition (including by way of merger), which is conducted in accordance with the following requirements: (a) such Acquisition is of a business or Person engaged in a line of business related to that of the Borrower or its Subsidiaries; (b) if such Acquisition is structured as a stock Acquisition, then the Person so acquired shall either (i) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and the Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 hereof or (ii) such Person shall be merged with and into Borrower (with the Borrower being the surviving entity); (c) if such Acquisition is structured as the Acquisition of assets, such assets shall be acquired by Borrower, and shall be free and clear of Liens other than Permitted Liens; (d) both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; and (e) the sum of the cash portion of the purchase price of such proposed new Acquisition, computed on the basis of total Acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than Five Million Dollars ($5,000,000) for all such Acquisitions during the term of this Agreement; and (g) the sum of any consideration for all such Acquisitions (other than any Acquisition in which the target of such Acquisition achieved EBITDA (as reasonably defined by Agent) of at least $1 on a trailing twelve (12) month basis immediately prior to the consummation of such Acquisition)) paid in Equity Interests of Borrower shall not exceed One Hundred Million Dollars ($100,000,000) for all such Acquisitions during the term of this Agreement. “Permitted Convertible Indebtedness” means Indebtedness that is convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of Common Stock of Borrower (or other securities or property

9 following a Merger Event or other change of the Common Stock of Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such Common Stock or such other securities) issued by the Borrower after the Third Amendment Effective Date pursuant to an offering consummated in accordance with or registered under the Securities Act of 1933, provided that (w) such Indebtedness is unsecured, (x) such Indebtedness does not have a scheduled maturity date, any scheduled amortization payments or any mandatory cash prepayments or redemptions of principal earlier than one hundred eighty (180) days after the Term Loan Maturity Date (other than cash in lieu of fractional shares upon any conversion thereof), (y) on the date of issuance thereof, the Borrower’s Market Capitalization is not less than $1,000,000,000 and (z) the aggregate principal amount of such Indebtedness shall not exceed $250,000,000. “Permitted Indebtedness” means: (i) Indebtedness of Borrower in favor of Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Third Amendment Effective Date which is disclosed in Schedule 1A; (iii) Indebtedness of up to $5,000,000 outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (v) Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit that are secured by Cash and issued on behalf of the Borrower or a Subsidiary thereof in an amount not to exceed $5,000,000 at any time outstanding; (viii) other Indebtedness in an amount not to exceed $2,000,000 at any time outstanding; (ix) intercompany Indebtedness as long as each of the Subsidiary obligor and the Subsidiary obligee under such Indebtedness is a Qualified Subsidiary that has executed a Joinder Agreement; (x) Acquired Indebtedness in a principal amount not to exceed $5,000,000 outstanding at any one time; (xi) Permitted Convertible Indebtedness and (xii) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be. “Permitted Investment” means: (i) Investments existing on the Third Amendment Effective Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least $250,000,000 maturing no more than one year from the date of investment therein, and (d) money market accounts; (iii) repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed $2,000,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or could exist after giving effect to the repurchases; (iv) Investments accepted in connection with Permitted Transfers; (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other

10 disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary; (vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s board of directors; (viii) Investments consisting of travel advances in the ordinary course of business; (ix) Investments in newly-formed Domestic Subsidiaries or Qualified Subsidiaries acquired in connection with a Permitted Acquisition, provided that each such Domestic Subsidiary enters into a Joinder Agreement promptly after its formation by Borrower and execute such other documents as shall be reasonably requested by Agent; (x) Investments in Foreign Subsidiaries approved in advance in writing by Agent; (xi) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed $5,000,000 in the aggregate in any fiscal year; (xii) Permitted Vendor Payments; (xiii) Permitted Acquisitions and (xiv) additional Investments that do not exceed $2,000,000 in the aggregate. “Permitted Liens” means any and all of the following: (i) Liens in favor of Agent or Lender; (ii) Liens existing on the Third Amendment Effective Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP; (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vii) Liens on Equipment or software or other Intellectual Property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”; (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as

11 they do not materially impair the value or marketability of the related property; (xiv) (A) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (B) security deposits in connection with real property leases, the combination of (A) and (B) in an aggregate amount not to exceed $5,000,000 at any time; (xv) Liens securing obligations in an aggregate amount not to exceed $2,000,000 at any time; (xvi) Liens assumed by Borrower or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness permitted under clause (x) of Permitted Indebtedness; and (xvii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xvi) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase. “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business; (ii) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States of America in the ordinary course of business; (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business; (iv) Permitted Investments; (v) payments on arm’s length terms in connection with the production, marketing, manufacturing, testing, distribution, packaging, development or sale of TRC101 in the ordinary course of business and (vi) other transfers of assets having a fair market value of not more than $5,000,000 in the aggregate in any fiscal year. “Permitted Vendor Payments” means any expense reimbursement, advance, investment or other form of payment or transfer of consideration to suppliers, manufacturers or other contractual counterparties, in each case that are not Affiliates of Borrower, pursuant to arm’s length contractual arrangements for the production, marketing, manufacturing, testing, distribution, packaging, development or sale of products of the Borrower or any of its Subsidiaries in the ordinary course. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government. “PIK Deferral Period” has the meaning set forth in 2.2(d)(iii). “Prepayment Charge” shall have the meaning assigned to such term in Section 2.5. “Public Offering” shall have the meaning assigned to such term in Section 8.1. “Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary. “Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

12 “Redemption Conditions” means, with respect to any redemption by Borrower of any Permitted Convertible Indebtedness, satisfaction of each of the following events: (a) at the time of such redemption, no fact or condition exists or results therefrom that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (b) both immediately before and at all times after such redemption, Borrower’s Unrestricted Cash shall be not less than 100% of the outstanding Secured Obligations. “Required Lenders” means at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding. “Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer and General Counsel of Borrower. “Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions. “Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SBA” shall have the meaning assigned to such term in Section 7.16. “SBIC” shall have the meaning assigned to such term in Section 7.16. “SBIC Act” shall have the meaning assigned to such term in Section 7.16. “Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document (other than the Warrant), including any obligation to pay any amount now owing or later arising. “Securities Act” means the Securities Act of 1933, as amended. “Sixth Amendment” means that certain Sixth Amendment to Loan and Security Agreement, dated as of the January 6, 2021, by and among Borrower, Lender, and Agent. “Sixth Amendment Effective Date” means the date on which all of the conditions precedent set forth in Section 3 of the Sixth Amendment have been satisfied or waived.

13 “Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion. “Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls 50% or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto. “Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1. “Term Loan Advance” means any Term Loan funds advanced under this Agreement. “Term Loan Cash Interest Rate” means for any day a per annum rate of interest equal to: (1) the greater of either (i) the lesser of (x) 8.35% plus the prime rate as reported in The Wall Street Journal minus 6.00% and (y) 9.85%, and (ii) 8.35%; less (2) for any day occurring during a PIK Deferral Period, the Cash Interest Rate Reduction Level for such PIK Deferral Period as determined in accordance with Section 2.2(d)(iii); less, (3) the applicable percentage set forth under the column heading “Term Loan Cash Interest Rate Reduction” in the table below, based on the aggregate amount of all Net TRC101 Product Revenues (Cumulative), as set forth in the Compliance Certificate most recently delivered in accordance with Section 7.1(d), subject to receipt by Agent of supporting documentation (which may be in redacted form) reasonably requested by Agent and necessary to verify the calculation of Net TRC101 Product Revenues (Cumulative) set forth therein: Net TRC101 Product Revenues (Cumulative) Term Loan Cash Interest Rate Reduction Less than $100,000,000 0.00% $100,000,000 0.35% $250,000,000 0.60% $400,000,000 1.15% For the avoidance of doubt, with respect to any day prior to the Third Amendment Effective Date, the “Term Loan Cash Interest Rate” shall have the meaning given to such term in this Agreement as in effect on such day prior to giving effect to the Third Amendment. “Term Loan PIK Interest” has the meaning set forth in Section 2.2(d)(ii). “Term Loan PIK Interest Rate” means, for any day a per annum rate of interest equal to (a) during any PIK Deferral Period, the Cash Interest Rate Reduction Level, multiplied by 1.2, and (b) otherwise, 0.00%. For illustrative purposes, if the Cash Interest Rate Reduction Level is 0.50%, then the

14 Term Loan PIK Interest Rate shall be 0.60% and if the Cash Interest Rate Reduction Level is 1.50%, then the Term Loan PIK Interest Rate shall be 1.80%. “Term Loan Maturity Date” means October 1, 2023; provided that if Borrower achieves the Approval Milestone on or before October 1, 2023, the “Term Loan Maturity Date” shall mean April 1, 2024. “Term Note” means a Promissory Note in substantially the form of Exhibit B. “Third Amendment” means that certain Third Amendment to Loan and Security Agreement, dated as of the March 27, 2019, by and among Borrower, Lender, and Agent. “Third Amendment Effective Date” means the date on which all of the conditions precedent set forth in Section 3 of the Third Amendment have been satisfied or waived. “Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof. “Tranche 1-A” has the meaning set forth in Section 2.2(a)(i). “Tranche 1-B” has the meaning set forth in Section 2.2(a)(ii). “Tranche 1-C” has the meaning set forth in Section 2.2(a)(iii). “Tranche 1-D” has the meaning set forth in Section 2.2(a)(iv). “UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. “Unrestricted Cash” means Cash held by Borrower subject to an Account Control Agreement. “Warrant” means any warrant entered into in connection with the Borrower’s draw of each Term Loan Advance in Tranche 1-A, Tranche 1-B, Tranche 1-C, and/or Tranche 1-D, respectively, in substantially the same form as set forth in either Exhibit I or Exhibit J (as applicable) and any other

15 warrant entered into among Borrower and Agent or any Lender, in each case as may be amended, restated or modified from time to time. Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer. SECTION 2. THE LOAN 2.1 [Reserved]. 2.2 Term Loan. (a) Tranches. (i) Tranche 1-A. Subject to the terms and conditions of this Agreement Lenders with Term Commitments with respect to a Tranche 1-A severally (and not jointly) made a Term Loan Advance in a principal amount of Twenty-Five Million Dollars ($25,000,000) on the Closing Date (“Tranche 1-A”). (ii) Tranche 1-B. Subject to the terms and conditions of this Agreement, Lender with a Term Commitment with respect to Tranche 1-B made a Term Loan Advance in a principal amount of Fifteen Million Dollars ($15,000,000) on December 28, 2018 (“Tranche 1-B”). (iii) Tranche 1-C. Subject to the terms and conditions of this Agreement, on or before December 15, 2019, Borrower may request, and if requested, Lender with a Term Commitment with respect to Tranche 1-C shall make, one additional Term Loan Advance in a principal amount of Twenty Million Dollars ($20,000,000) (“Tranche 1- C”). (iv) Tranche 1-D. Subject to the terms and conditions of this Agreement, on or before December 15, 2020, Borrower may request, and if requested, Lender with a Term Commitment with respect to Tranche 1-C shall make, one additional Term Loan Advance in a principal amount of Fifteen Million Dollars ($15,000,000) (“Tranche 1-D”).

16 (b) The aggregate outstanding principal amount of Term Loan Advances (other than any Term Loan PIK Interest) shall not exceed the Maximum Term Loan Amount. (c) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least five (5) Business Days before the Advance Date other than the Closing Date, which shall be at least one (1) Business Day) to Agent. Lender shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date. (d) Interest. (i) Term Loan Cash Interest Rate. Subject to Borrower’s right to reduce the Term Loan Cash Interest Rate during any PIK Deferral Period, the outstanding principal balance (including, for the avoidance of doubt, the amount of accrued and unpaid Term Loan PIK Interest added to principal pursuant to Section 2.2(d)(iii)) of each Term Loan Advance shall bear interest thereon from the applicable Advance Date for such Term Loan Advance (or, with respect to any principal constituting Term Loan PIK Interest, the date on which such Term Loan PIK Interest is added to principal, as applicable) at the Term Loan Cash Interest Rate (as may be adjusted from time to time in accordance with the definition thereof) based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan Cash Interest Rate will float and be determined as of each day in accordance with the definition thereof. (ii) Term Loan PIK Interest Rate. In addition to interest accrued pursuant to clause (d)(i) of this Section 2.2, during any PIK Deferral Period, the outstanding principal balance (including, for the avoidance of doubt, the amount of accrued and unpaid Term Loan PIK Interest added to principal pursuant to Section 2.2(d)(iii)) of each Term Loan Advance shall bear interest thereon from the applicable Advance Date for such Term Loan Advance (or, with respect to any principal constituting Term Loan PIK Interest, the date on which such Term Loan PIK Interest is added to principal, as applicable) at the Term Loan PIK Interest Rate, based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed (such interest, the “Term Loan PIK Interest”). On each date on which interest is to be paid as provided in the first sentence of Section 2.2(d)(iii), the amount of accrued and unpaid Term Loan PIK Interest with respect to each Term Loan Advance shall, in lieu of payment thereof in cash, be capitalized and added to the outstanding principal balance of such Term Loan Advance so as to increase the outstanding principal balance of such Term Loan Advance, which principal amount shall be payable when the principal amount of the applicable Term Loan Advance is payable in accordance with Section 2.2(e). (iii) Borrower may elect, from and after the Third Amendment Effective Date, from time to time, to reduce the then current Term Loan Cash Interest Rate applicable to all Term Loan Advances by up to one and one-half of one percent (1.50%)

17 per annum (the level of such rate reduction so elected by the Borrower with respect to any period, the “Cash Interest Rate Reduction Level”) for any period (any period during which such reduction applies, a “PIK Deferral Period”), provided that (w) each PIK Deferral Period shall commence on the first calendar day of a month and terminate on the last calendar day of a month, (x) written notice of the commencement of a PIK Deferral Period shall be delivered to Agent no later than five (5) Business Days prior to the commencement thereof (or if later, on or prior to an Advance Date occurring on or prior to the commencement thereof), (y) each PIK Deferral Period shall be in effect for not less than three (3) consecutive calendar months and shall terminate on the last calendar day of the month specified in the written notice referred to in the foregoing clause (x), subject to adjustment as provided in the penultimate sentence of this clause (iii) and (z) upon expiration of any PIK Deferral Period, the Cash Interest Rate Reduction Level shall cease to apply to any Term Loan Advance until such time as another PIK Deferral Period is in effect in accordance with this clause (iii). Subject to the foregoing clauses (w) and (y), the Borrower may terminate or extend any PIK Deferral Period by written notice delivered to Agent not less than five (5) Business Days prior to any scheduled termination date of a PIK Deferral Period. Not more than once in any three (3) consecutive calendar months, the Borrower may, by written notice to Agent at least five Business Days prior to the first calendar day of any month, increase or decrease (to an amount not less than zero and not greater than 1.50% per annum) the Cash Interest Rate Reduction Level to be applicable during any PIK Deferral Period, from and after the first day of such month. (e) Payment. Borrower will pay interest on each Term Loan Advance on the first (1st) day of each month, beginning the month after the applicable Advance Date for such Term Loan Advance; provided that interest accruing at the Term Loan PIK Interest Rate shall not be paid in cash and shall instead be added to the principal of the Term Loan Advance on such date. Commencing with the Amortization Date, and continuing on the first Business Day of each month until the Term Loan Maturity Date Borrower shall repay the aggregate Term Loan Advances (including any unpaid Term Loan PIK Interest added thereto pursuant to Section 2.3), that is outstanding on the day immediately preceding Amortization Date, in equal monthly installments of principal and interest (mortgage style), and with such payment being in an amount sufficient to fully amortize the outstanding Term Loan principal balance over a period of thirty (30) months; provided that if the Term Loan Cash Interest Rate is adjusted in accordance with its terms, or the Amortization Date or the Term Loan Maturity Date is extended, or a PIK Deferral Period becomes effective, the amount of each subsequent monthly installment shall be recalculated so that the remaining payments shall be equal monthly installments of principal and interest (mortgage style) and with such payment being in an amount sufficient to fully amortize the outstanding Term Loan principal balance over a period of thirty (30) months beginning on the first Business Day of the month following such recalculation and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations) are repaid in full. The entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender

18 will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic principal and interest obligations payable to Lender under each Term Loan Advance (but, prior to an Event of Default that continues, not any fees or out- of-pocket legal fees and costs incurred by Agent or Lender and payable by Borrower as provided in Section 11.11, which shall be payable promptly upon receipt of invoices therefor) and (ii) following the occurrence of an Event of Default that continues, all out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11; provided that, with respect to clause (i) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for a certain amount of the periodic principal and interest obligations due on a specific payment date, Borrower shall pay to Lender such amount of periodic principal and interest obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if Lender or Agent informs Borrower that Lender will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to Lender such amount of periodic principal and interest obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lender or Agent notifies Borrower of such. Prior to an Event of Default that continues, neither Lender nor Agent will initiate any debit entry to Borrower’s account for any fees or out-of-pocket legal fees and costs incurred by Agent or Lender, each of which shall be payable by Borrower promptly upon receipt of invoices therefor. 2.3 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower. 2.4 Default Interest. Upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d), plus three percent (3%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or Section 2.4, as applicable. 2.5 Prepayment.

19 (a) At its option, Borrower may at any time prepay all or a portion of the outstanding Advances by paying the entire principal balance (or such portion thereof), all accrued and unpaid interest thereon, together with a prepayment charge equal to the following percentage of the Advance amount being prepaid: if such Advance amounts are prepaid in any of the first twelve (12) months following the Third Amendment Effective Date, 2.0%; after twelve (12) months but prior to March 1, 2021, 1.5%; and thereafter, 0.0% (each, a “Prepayment Charge”). Borrower agrees that any Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and any Prepayment Charge upon the occurrence of a Change in Control. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion; provided that (x) Agent shall endeavor to promptly (within two (2) Business Days of the date that the Borrower makes any such payment under this Section 2.5(a)) notify Borrower the manner in which any such payment has been applied and (y) if no Event of Default has occurred and is continuing and Agent has agreed with Borrower to any application of any such payment in advance of the making thereof, such agreed application shall be binding for such payment. (b) Notwithstanding the foregoing, no Prepayment Charge shall be payable (i) if Agent and Lender (in its sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date, or (ii) with respect to any prepayment made in accordance with Section 2.5(a) above in connection with a Merger Event, so long as Borrower provides Agent with supporting documentation (which may be in redacted form) reasonably requested by Agent and necessary to verify the occurrence of a Merger Event. 2.6 End of Term Charge. (a) On the earliest to occur of (i) March 1, 2022, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that all the Secured Obligations become due and payable, by acceleration (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law) or otherwise, Borrower shall pay Lender a charge equal to Two Million Six Hundred Twenty Thousand Dollars ($2,620,000). Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date. (b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that all the Secured Obligations become due and payable, by acceleration (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law) or otherwise,

20 Borrower shall pay Lender a charge equal to 7.55% multiplied by the aggregate principal amount of Term Loans funded under this Agreement (excluding, for the avoidance of doubt, any Term Loan PIK Interest). Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Third Amendment Effective Date. 2.7 Notes. If so requested by Lender by written notice to Borrower, then Borrower shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13) (promptly after the Borrower’s receipt of such notice) a Note or Notes to evidence Lender’s Loans. 2.8 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loans shall be made pro rata according to the Term Commitments of the relevant Lender. 2.9 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing, existing as of the Closing Date, existing as of the Third Amendment Signing Date, and existing as of the Third Amendment Effective Date. Any Prepayment Charge and any End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Borrower expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each Prepayment Charge and End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each Prepayment Charge and End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay any Prepayment Charge and any End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that their agreement to pay each of any Prepayment Charge and any End of Term Charge to the Lenders as herein described was on the Closing Date and continues to be a material inducement to the Lenders to provide the Term Loans. 2.10 Investment Unit. Borrower, Agent and Lenders agree, unless otherwise required by a change in law, or as required by the Internal Revenue Service or other taxing authority following an audit or examination, (i) to treat the Loans as indebtedness for U.S. federal income tax purposes and (ii) to treat the Loans and the Warrants as having been issued as an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended, and, correspondingly, the Loans as having been issued with original issue discount for U.S. federal income tax purposes to the extent required.

21 SECTION 3. SECURITY INTEREST 3.1 As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in, to and under all of Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (other than Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing; provided, however, that the Collateral shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date of this Agreement, include the Intellectual Property to the extent necessary to permit perfection of Agent’s security interest in the Rights to Payment. 3.2 Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary (other than an Eligible Foreign Subsidiary) which shares entitle the holder thereof to vote for directors or any other matter and (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC). SECTION 4. CONDITIONS PRECEDENT TO LOAN The obligations of Lender to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions: 4.1 Initial Advance. On or prior to the Closing Date, Borrower delivered to Agent the following: (a) executed copies of the Loan Documents (other than the Warrant issued as of the Closing Date, which was an an original), Account Control Agreements, a customary legal opinion of Borrower’s counsel, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

22 (b) certified copy of resolutions of Borrower’s board of directors evidencing approval of (i) the Loan and other transactions evidenced by the Loan Documents; and (ii) the Warrant and transactions evidenced thereby; (c) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower; (d) a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect; (e) payment of the Closing Date Facility Charge and reimbursement of Agent’s and Lender’s current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance; (f) all certificates of insurance and copies of each insurance policy required hereunder; and (g) such other documents as Agent may reasonably request. 4.2 All Advances. On each Advance Date: (a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(c) each duly executed by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request; (b) the representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (c) Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing; (d) each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.3 and as to the matters set forth in the Advance Request; (e) Borrower and the party identified on the signature pages to each form of Warrant, as set forth in Exhibit I or Exhibit J, shall have executed a Warrant (x) in connection with each applicable Term Loan Advance and (y) with respect to the effectiveness of the Third Amendment, on the Third Amendment Effective Date; provided that: the aggregate amount of

23 Warrant Coverage (to be specified in the applicable Warrants) with respect to the effectiveness of the Third Amendment shall be Four Hundred Thousand Dollars ($400,000.00); with respect to Tranche 1-A and Tranche 1-B, the form of the Warrant and the aggregate amount of Warrant Coverage (as specified in the applicable Warrant) were in each case as specified in this Agreement as in effect prior to the Third Amendment Effective Date; the aggregate amount of Warrant Coverage (to be specified in the applicable Warrants) with respect to Term Loan Advance under Tranche 1-C shall be Two Hundred Thousand Dollars ($200,000.00); the aggregate amount of Warrant Coverage (to be specified in the applicable Warrants) with respect to Term Loan Advance under Tranche 1-D shall be One Hundred Fifty Thousand Dollars ($150,000.00); and (f) (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER Borrower represents and warrants that: 5.1 Corporate Status. Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit C, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Third Amendment Effective. 5.2 Collateral. Borrower owns the Collateral and the Intellectual Property, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations. 5.3 Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents, and Borrower’s execution of the Warrant, (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate of Incorporation, bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents and the Warrant are duly authorized to do so.

24 5.4 Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. 5.5 Actions Before Governmental Authorities. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect. 5.6 Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary to continue their respective businesses as currently conducted. None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower and any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws

25 and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5.7 Information Correct and Current. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower, and (ii) the most current of such projections provided to Borrower’s board of directors. 5.8 Tax Matters. Except as described on Schedule 5.8 and except those being contested in good faith with adequate reserves under GAAP, (a) Borrower has filed all material federal, state and local tax returns that it is required to file, (b) Borrower has duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) Borrower has paid or fully reserved for any tax assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings). 5.9 Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9, (i) to Borrower’s knowledge, each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that any material part of the Intellectual Property violates the rights of any third party. Attached to the perfection certificate delivered to Agent on the Third Amendment Effective Date is a true, correct and complete list of each of Borrower’s published Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Third Amendment Effective Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

26 5.10 Intellectual Property. Except as described on Schedule 5.10, Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee. 5.11 Borrower Products. Except as described on Schedule 5.11, no Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim. Neither Borrower’s use of its Intellectual Property nor the production and sale of Borrower Products infringes the Intellectual Property or other rights of others. 5.12 Financial Accounts. Exhibit E, as may be updated by the Borrower in a written notice provided to Agent after the Third Amendment Effective Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

27 5.13 Employee Loans. Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party. 5.14 Capitalization and Subsidiaries. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Third Amendment Effective Date, is a true, correct and complete list of each Subsidiary. SECTION 6. INSURANCE; INDEMNIFICATION 6.1 Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of $2,000,000 of commercial general liability insurance for each occurrence. Borrower has and agrees to maintain a minimum of $2,000,000 of directors’ and officers’ insurance for each occurrence and $5,000,000 in the aggregate. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. 6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc., as Agent”) is an additional insured for commercial general liability, a loss payee for all risk property damage insurance, subject to the insurer’s approval, and a loss payee for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. Borrower shall provide Agent with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies. 6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lender and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses,

28 damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting from any Indemnified Person’s gross negligence or willful misconduct. Borrower agrees to pay, and to save Agent and Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Agent or Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement. SECTION 7. COVENANTS OF BORROWER Borrower agrees as follows: 7.1 Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”): (a) If the Borrower’s Market Capitalization is less than Three Hundred Million Dollars ($300,000,000) as of the last day of any calendar month, as soon as practicable (and in any event within 30 days) after the end of such month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements; (b) as soon as practicable (and in any event within 45 days) after the end of each of the first three fiscal quarters, unaudited interim and year-to-date financial statements as of the end of such fiscal quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to

29 have a Material Adverse Effect, certified by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year end adjustments; as well as the most recent capitalization table for Borrower, including the weighted average exercise price of employee stock options; (c) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants; (d) concurrently with the delivery of each of the Financial Statements required to be delivered pursuant to clauses (b) and (c) of this Section 7.1, a Compliance Certificate in the form of Exhibit F; (e) as soon as practicable (and in any event within 15 days) after the end of each period for which Financial Statements are required to be delivered pursuant to clause (a) or (b) of this Section 7.1, a report showing agings of accounts receivable and accounts payable; (f) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its preferred stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange; (g) [reserved]; (h) financial and business projections promptly following their approval by Borrower’s board of directors, and in any event, within 30 days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent; and (i) immediate notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall not make any change in its (a) accounting policies or reporting practices, or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31. The executed Compliance Certificate may be sent via email to Agent at legal@herculestech.com. All Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to financialstatements@herculestech.com with a copy to legal@herculestech.com

30 provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: (650) 473-9194, attention Account Manager: Tricida, Inc. Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent. 7.2 Management Rights. Borrower shall permit any representative that Agent or Lender authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year. In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records as a part of such examinations. In addition, Agent or Lender shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lender shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lender with respect to any business issues shall not be deemed to give Agent or Lender, nor be deemed an exercise by Agent or Lender of, control over Borrower’s management or policies. 7.3 Further Assurances. Borrower shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Agent’s Lien on the Collateral. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements, collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens. 7.4 Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company

31 Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (d) as otherwise permitted hereunder or approved in writing by Agent. Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, any required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, Common Stock of Borrower or, following a Merger Event or other change of the Common Stock of Borrower, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing with respect to, any Permitted Convertible Indebtedness, shall not constitute a prepayment of Indebtedness by Borrower for the purposes of this Section 7.4; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock if the Redemption Conditions are satisfied in respect of such redemption and at all times after such redemption. 7.5 Collateral. Borrower shall at all times keep the Collateral, the Intellectual Property and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting the Collateral, the Intellectual Property, such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens except that there shall be no Liens whatsoever on Intellectual Property. Borrower shall not agree with any Person other than Agent or Lender not to encumber its property. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its Intellectual Property, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) and (c) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens, provided however, that there shall be no Liens whatsoever on Intellectual Property), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets.

32 7.6 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness in each case, in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock if the Redemption Conditions are satisfied in respect of such redemption and at all times after such redemption. 7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make distributions to Borrower, or (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of $2,000,000 in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of $2,000,000 in the aggregate. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness. 7.8 Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets. 7.9 Mergers or Acquisitions. Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other

33 than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, other than Permitted Acquisitions. 7.10 Taxes. Borrower and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Agent, Lender or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor in accordance with GAAP. 7.11 Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent. Neither Borrower nor any Subsidiary shall suffer a Change in Control. Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America. Neither Borrower nor any Qualified Subsidiary shall relocate any item of Collateral (other than (w) relocation of Inventory and materials used in the production of Inventory, in each case in connection with the production, marketing, manufacturing, testing, distribution, packaging, development or sale of TRC101 in the ordinary course of business, (x) sales of Inventory in the ordinary course of business, (y) relocations of Collateral having an aggregate value of up to $2,500,000 in any fiscal year, and (z) relocations of Collateral from a location described on Exhibit C to another location described on Exhibit C) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent. 7.12 Deposit Accounts. Other than Excluded Accounts, neither Borrower nor any Qualified Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement. 7.13 Borrower shall notify Agent of each Domestic Subsidiary formed subsequent to the Third Amendment Effective Date and, within 15 days of formation, shall cause any such Qualified Subsidiary to execute and deliver to Agent a Joinder Agreement. 7.14 [Reserved]. 7.15 Notification of Event of Default. Borrower shall notify Agent immediately of the occurrence of any Event of Default. 7.16 Agent and Lender have received a license from the U.S. Small Business Administration (“SBA”) to extend loans as a small business investment company (“SBIC”) pursuant to the Small Business Investment Act of 1958, as amended, and the associated

34 regulations (collectively, the “SBIC Act”). Portions of the loan to Borrower will be made under the SBA license and the SBIC Act. Addendum 1 to this Agreement outlines various responsibilities of Agent, Lender and Borrower associated with an SBA loan, and such Addendum 1 is hereby incorporated in this Agreement. 7.17 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions. 7.18 Foreign Subsidiary Voting Rights. Borrower shall not, and shall not permit any Subsidiary, to amend or modify any governing document of any Foreign Subsidiary of Borrower (other than an Eligible Foreign Subsidiary) the effect of which is to require a vote of greater than 50.1% of the Equity Interests or voting rights of such entity for any decision or action of such entity. 7.19 [Reserved]. 7.20 Compliance with Laws. Borrower shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respect with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law. Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

35 None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. 7.21 Financial Covenants. (a) Minimum Cash. (i) Beginning on the Sixth Amendment Effective Date, Borrower shall at all times maintain Unrestricted Cash in an amount equal to 100% of the outstanding principal amount of the Term Loan Advances; provided that notwithstanding the foregoing, from and after achievement of statistically significant positive data from Interim Analysis of the ongoing VALOR trial, which, along with an acceptable safety profile, would support re-filing of the NDA for TRC101 (a/k/a Veverimer) with the FDA, subject to verification by Agent (including supporting documentation requested by Agent), Borrower shall only be required to maintain at all times Unrestricted Cash in an amount greater than or equal to 75% of the outstanding principal amount of the Term Loan Advances; provided further that this Section 7.21(a)(i) shall cease to apply from and after achievement of the Approval Milestone. (ii) From and after any date on which Borrower takes any action that is permitted, pursuant to Section 7.4 or 7.6, only if the Redemption Conditions are satisfied, the Borrower shall maintain Unrestricted Cash in an amount necessary to cause clause (b) of the defined term “Redemption Conditions” to remain satisfied. 7.22 Transactions with Affiliates. Borrower shall not and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary. SECTION 8. SUBSEQUENT FINANCINGS 8.1 If Borrower intends to consummate any public offering of its securities pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-1 or Form S-3 after the Third Amendment Effective Date (each, a “Public Offering”), the Borrower will, in the case of the first such Public Offering after the Third Amendment Effective Date, consider, in good faith, whether to ask the managing underwriter(s) of such Public Offering to designate for offer to the Agent (or an Affiliate designed by Agent and reasonably acceptable to Borrower) a number of shares equal to $2,000,000 (under a “directed shares” program or otherwise) in such Public Offering, on terms and conditions equivalent to those generally made available to investors that are unaffiliated with Borrower. This Section 8.1, and all rights and obligations hereunder, shall survive the repayment of indebtedness under, and otherwise shall

36 survive the expiration or other termination of, the Loan Agreement until the termination of all Warrants in accordance with the terms therein. SECTION 9. EVENTS OF DEFAULT The occurrence of any one or more of the following events shall be an Event of Default: 9.1 Payments. Borrower fails to pay principal or interest on the due date therefor, or any other amount due under this Agreement or any of the other Loan Documents within three (3) Business Days of when due; provided, however, that an Event of Default shall not occur on account of a failure to pay when due solely to an administrative or operational error of Agent or Lender or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or 9.2 Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.16, 7.17, 7.18, 7.20, 7.21 and 7.22) any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than fifteen (15) Business Days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.16, 7.17, 7.18, 7.20, 7.21 and 7.22, the occurrence of such default; or 9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; or 9.4 Representations. Any representation or warranty made by Borrower in any Loan Document or in the Warrant shall have been false or misleading in any material respect when made or when deemed made; or 9.5 Insolvency. Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of Borrower; or (vi) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) forty-five (45) days shall have expired after the commencement of an involuntary action against Borrower seeking reorganization, arrangement,

37 composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) forty-five (45) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or 9.6 Attachments; Judgments. Any portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least $2,000,000, or Borrower is enjoined or in any way prevented by court order from developing or commercializing TRC101, and such court order has not been vacated or overturned within forty- five days of the effectiveness thereof; or 9.7 Other Obligations. The occurrence of any event of default under any agreement or obligation of Borrower involving any Indebtedness in excess of $5,000,000. 9.8 Stop Trade. At any time, an SEC stop trade order or NASDAQ market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a public market, provided that Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another public market within sixty (60) days of such notice. SECTION 10. REMEDIES 10.1 General. Upon and during the continuance of any one or more Events of Default, (i) Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, any Prepayment Charge and any End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) Agent may, at its option, sign and file in Borrower’s name any and all collateral assignments, notices, control agreements, security agreements and other documents it deems necessary or appropriate to perfect or protect the repayment of the Secured Obligations, and in furtherance thereof, Borrower hereby grants Agent an irrevocable power of attorney coupled with an interest, and (iii) Agent may notify any of Borrower’s account debtors to make payment directly to Agent, compromise the amount of any such account on Borrower’s behalf and endorse Agent’s name

38 without recourse on any such payment for deposit directly to Agent’s account. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive. 10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities: First, to Agent and Lender in an amount sufficient to pay in full Agent’s and Lender’s reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.11; Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and interest at the default rate), in such order and priority as Agent may choose in its sole discretion; and Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct. Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC. 10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral. 10.4 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent. SECTION 11. MISCELLANEOUS

39 11.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 11.2 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows: (a) If to Agent: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Himani Bhalla 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@herculestech.com; hbhalla@htgc.com Telephone: 650-289-3060 with a copy (which shall not constitute notice) to: LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 (b) If to Lender: HERCULES CAPITAL, INC. and HERCULES TECHNOLOGY III, L.P. Legal Department Attention: Chief Legal Officer and Himani Bhalla 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@herculestech.com; hbhalla@htgc.com Telephone: 650-289-3060

40 with a copy (which shall not constitute notice) to: LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 (c) If to Borrower: TRICIDA, INC. Attention: Legal Department 7000 Shoreline Court, Suite 201 South San Francisco, CA 94080 email: legal@tricida.com with a copy to spietzke@tricida.com Telephone: (415) 988-2420 with a copy (which shall not constitute notice) to: SIDLEY AUSTIN LLP Attention: Geoffrey W. Levin 787 Seventh Avenue New York, NY 10019 Email: glevin@sidley.com Telephone: 212-839-5776 or to such other address as each party may designate for itself by giving notice in conformity with this section 11.2. 11.3 Entire Agreement; Amendments. (a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated January 19, 2018 and the Non-Disclosure Agreement). (b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and the Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the

41 purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, or reduce the stated rate of any interest or fee payable hereunder, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.17 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, the Lender, the Agent and all future holders of the Loans. 11.4 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. 11.5 No Waiver. The powers conferred upon Agent and Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or Lender to exercise any such powers. No omission or delay by Agent or Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lender is entitled, nor shall it in any way affect the right of Agent or Lender to enforce such provisions thereafter. 11.6 Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lender and shall survive the execution and delivery of this Agreement. Sections 6.3 and 8.1 shall survive the termination of this Agreement. 11.7 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lender may assign, transfer, or endorse its rights

42 hereunder and under the other Loan Documents with the consent of Borrower (provided that, in the case of any assignment in connection with a Lender’s own financing or securitization transactions, such consent shall not be unreasonably withheld), and all of such rights shall inure to the benefit of Agent’s and Lender’s successors and assigns; provided that if an Event of Default has occurred and is continuing, Agent or any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party without the consent of Borrower; provided further that (a) any such assignment, transfer or endorsement to an Affiliate of any Lender or Agent shall be allowed at any time without prior written consent of Borrower, and (b) any transfer in the form of an assignment of security interest in favor of Agent’s or any Lender shall be allowed at any time without prior written consent of Borrower. 11.8 Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lender in the State of California, and shall have been accepted by Agent and Lender in the State of California. Payment to Agent and Lender by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. 11.9 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.10 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction. 11.10 Mutual Waiver of Jury Trial / Judicial Reference. (a) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDER OR THEIR RESPECTIVE

43 ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and Lender; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document. (b) If the waiver of jury trial set forth in Section 11.10(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the San Mateo County, California. Such proceeding shall be conducted in San Mateo County, California, with California rules of evidence and discovery applicable to such proceeding. (c) In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.9, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference. 11.11 Professional Fees. Borrower promises to pay Agent’s and Lender’s fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable attorneys’ and other professionals’ fees and expenses incurred by Agent and Lender after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof. 11.12 Confidentiality. Agent and Lender acknowledge that certain items of Collateral and information provided to Agent and Lender by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lender agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral or otherwise pursuant to the terms of this Agreement shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and any Lender may disclose any such information: (a) to its own directors, officers, employees, accountants, counsel and other professional advisors (collectively, “Representatives”) and to its Affiliates if

44 Agent or Lender in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lender’s counsel; (e) to comply with any legal requirement or law applicable to Agent or Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Agent’s sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Agent or Lender or any prospective participant or assignee; provided, that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lender’s obligations under this Section 11.12 shall supersede all of their respective obligations under the Non-Disclosure Agreement and Agent and Lender shall be responsible for any breach of the terms of this paragraph by any of their respective Representatives or Affiliates. 11.13 Assignment of Rights. Borrower acknowledges and understands that Agent or Lender may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lender shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lender shall relieve Borrower of any of its obligations hereunder. Lender agrees that in the event of any transfer by it of the Note(s)(if any), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon. Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices a copy of any assignment and a register for the recordation of the names and addresses of Lenders and the principal and interest amounts owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 11.14 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against

45 Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lender. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lender or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lender in Cash. 11.15 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. 11.16 No Third Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lender and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, the Lender and the Borrower. 11.17 Agency. (a) Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. (b) Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Section 11.17, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The

46 agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. (c) Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity. (d) Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not: (i) be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing; (ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Lender, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and (iii)except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Agent or any of its Affiliates in any capacity. (e) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lender or as the Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct. (f) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

47 (g) Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lender with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction. 11.18 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, Trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.12. (SIGNATURE PAGES FOLLOW)

48 IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written. BORROWER: TRICIDA, INC. Signature: _______________________ Print Name: _______________________ Title: _______________________ Accepted in Palo Alto, California: AGENT and LENDER: HERCULES CAPITAL, INC. Signature: _______________________ Print Name: _______________________ Title: _______________________ LENDER: HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership By: Hercules Technology SBIC Management, LLC, its General Partner By: Hercules Capital, Inc., its Manager By: ___________________________ Name: ___________________________ Its: ___________________________

49 Table of Addenda, Exhibits and Schedules Addendum 1: SBA Provisions Exhibit A: Advance Request Attachment to Advance Request Exhibit B: Term Note Exhibit C: Name, Locations, and Other Information for Borrower Exhibit D: [Reserved] Exhibit E: Borrower’s Deposit Accounts and Investment Accounts Exhibit F: Compliance Certificate Exhibit G: Joinder Agreement Exhibit H: ACH Debit Authorization Agreement Exhibit I: Form of Warrant For Hercules Capital, Inc. Exhibit J: Form Of Warrant For Hercules Technology III, L.P. Schedule 1 Subsidiaries Schedule 1.1 Commitments Schedule 1A Existing Permitted Indebtedness Schedule 1B Existing Permitted Investments Schedule 1C Existing Permitted Liens Schedule 5.3 Consents, Etc. Schedule 5.8 Tax Matters Schedule 5.9 Intellectual Property Claims Schedule 5.10 Intellectual Property Schedule 5.11 Borrower Products

50 ADDENDUM 1 to LOAN AND SECURITY AGREEMENT (a) Borrower’s Business. For purposes of this Addendum 1, Borrower shall be deemed to include its “affiliates” as defined in Title 13 Code of Federal Regulations Section 121.103. Borrower represents and warrants to Agent and Lender as of the Closing Date and covenants to Agent and Lender for a period of one year after the Closing Date with respect to subsections 2, 3, 4, 5, 6 and 7 below, as follows: 1. Size Status. Borrower does not have tangible net worth in excess of $19.5 million or average net income after federal income taxes (excluding any carry-over losses) for the preceding two completed fiscal years in excess of $6.5 million. 2. No Relender. Borrower’s primary business activity does not involve, directly or indirectly, providing funds to others, purchasing debt obligations, factoring, or long-term leasing of equipment with no provision for maintenance or repair; 3. No Passive Business. Borrower is engaged in a regular and continuous business operation (excluding the mere receipt of payments such as dividends, rents, lease payments, or royalties). Borrower’s employees are carrying on the majority of day to day operations. Borrower will not pass through substantially all of the proceeds of the Loan to another entity; 4. No Real Estate Business. Borrower is not classified under Major Group 65 (Real Estate) or Industry No. 1531 (Operative Builders) of the SIC Manual. The proceeds of the Loan will not be used to acquire or refinance real property unless Borrower (x) is acquiring an existing property and will use at least 51 percent of the usable square footage for its business purposes; (y) is building or renovating a building and will use at least 67 percent of the usable square footage for its business purposes; or (z) occupies the subject property and uses at least 67 percent of the usable square footage for its business purposes. 5. No Project Finance. Borrower’s assets are not intended to be reduced or consumed, generally without replacement, as the life of its business progresses, and the nature of Borrower’s business does not require that a stream of cash payments be made to the business’s financing sources, on a basis associated with the continuing sale of assets (e.g., real estate development projects and oil and gas wells). The primary purpose of the Loan is not to fund production of a single item or defined limited number of items, generally over a defined production period, where such production will constitute the majority of the activities of Borrower (e.g., motion pictures and electric generating plants).

51 6. No Farm Land Purchases. Borrower will not use the proceeds of the Loan to acquire farm land which is or is intended to be used for agricultural or forestry purposes, such as the production of food, fiber, or wood, or is so taxed or zoned. 7. No Foreign Investment. The proceeds of the Loan will not be used substantially for a foreign operation. At the time of the Loan, Borrower will not have more than 49 percent of its employees or tangible assets located outside the United States of America. The representation in this subsection (7) is made only as of the date hereof and shall not continue for one year as contemplated in the first sentence of this Section 1. (b) Small Business Administration Documentation. Agent and Lender acknowledge that Borrower completed, executed and delivered to Agent SBA Forms 480, 652 and 1031 (Parts A and B) together with a business plan showing Borrower’s financial projections (including balance sheets and income and cash flows statements) for the period described therein and a written statement (whether included in the purchase agreement or pursuant to a separate statement) from Agent regarding its intended use of proceeds from the sale of securities to Lender (the “Use of Proceeds Statement”). Borrower represents and warrants to Agent and Lender that the information regarding Borrower and its affiliates set forth in the SBA Form 480, Form 652 and Form 1031 and the Use of Proceeds Statement delivered as of the Closing Date is accurate and complete. (c) Inspection. The following covenants contained in this Section (c) are intended to supplement and not to restrict the related provisions of the Loan Documents. Subject to the preceding sentence, Borrower will permit, for so long as Lender holds any debt or equity securities of Borrower, Agent, Lender or their representative, at Agent’s or Lender’ expense, examiners of the SBA to visit and inspect the properties and assets of Borrower, to examine its books of account and records, and to discuss Borrower’s affairs, finances and accounts with Borrower’s officers, senior management and accountants, all at such reasonable times as may be requested by Agent or Lender or the SBA. (d) Annual Assessment. Promptly after the end of each calendar year (but in any event prior to February 28 of each year) and at such other times as may be reasonably requested by Agent or Lender, Borrower will deliver to Agent a written assessment of the economic impact of Lender’s investment in Borrower, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the businesses of Borrower in terms of expanded revenue and taxes, other economic benefits resulting from the investment (such as technology development or commercialization, minority business development, or expansion of exports) and such other information as may be required regarding Borrower in connection with the filing of Lender’s SBA Form 468. Lender will assist Borrower with preparing such assessment. In addition to any other rights granted hereunder, Borrower will grant Agent and Lender and the SBA access to Borrower’s books and records for the purpose of verifying the use of such proceeds. Borrower also will furnish or cause to be furnished to Agent

52 and Lender such other information regarding the business, affairs and condition of Borrower as Agent or Lender may from time to time reasonably request. (e) Use of Proceeds. Borrower will use the proceeds from the Loan only for purposes set forth in Section 7.17. Borrower will deliver to Agent from time to time promptly following Agent’s request, a written report, certified as correct by Borrower’s Chief Accounting Officer or Chief Financial Officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed. Borrower will supply to Agent such additional information and documents as Agent reasonably requests with respect to its use of proceeds and will permit Agent and Lender and the SBA to have access to any and all Borrower records and information and personnel as Agent deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified in Section 7.17. (f) Activities and Proceeds. Neither Borrower nor any of its affiliates (if any) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. §107.720. Without obtaining the prior written approval of Agent, Borrower will not change within 1 year of the date hereof, Borrower’s current business activity to a business activity which a licensee under the SBIC Act is prohibited from providing funds by the SBIC Act. (a) Redemption Provisions. Notwithstanding any provision to the contrary contained in the Certificate of Incorporation of Borrower, as amended from time to time (the “Charter”), if, pursuant to the redemption provisions contained in the Charter, Lender is entitled to a redemption of its Warrant, such redemption (in the case of Lender) will be at a price equal to the redemption price set forth in the Charter (the “Existing Redemption Price”), if such exists. If, however, Lender delivers written notice to Borrower that the then current regulations promulgated under the SBIC Act prohibit payment of the Existing Redemption Price in the case of an SBIC (or, if applied, the Existing Redemption Price would cause the applicable preferred stock to lose its classification as an “equity security” and Lender has determined that such classification is unadvisable), the amount Lender will be entitled to receive shall be the greater of (i) fair market value of the securities being redeemed taking into account the rights and preferences of such securities plus any costs and expenses of the Lender incurred in making or maintaining the Warrant, and (ii) the Existing Redemption Price where the amount of accrued but unpaid dividends payable to the Lender is limited to Borrower’s earnings plus any costs and expenses of the Lender incurred in making or maintaining the Warrant; provided, however, the amount calculated in subsections (i) or (ii) above shall not exceed the Existing Redemption Price. (b) Compliance and Resolution. Borrower agrees that a failure to comply with Borrower’s obligations under this Addendum, or any other set of facts or circumstances where it has been asserted by any governmental regulatory agency (or Agent or Lender believes that there is a substantial risk of such assertion) that Agent, Lender and their affiliates are not entitled to hold, or exercise any significant right with respect to, any securities issued to Lender by Borrower, will constitute a breach of the obligations of Borrower under the financing agreements among Borrower, Agent and Lender. In the event of (i) a failure to comply with Borrower’s

53 obligations under this Addendum; or (ii) an assertion by any governmental regulatory agency (or Agent or Lender believes that there is a substantial risk of such assertion) of a failure to comply with Borrower’s obligations under this Addendum, then (i) Agent, Lender and Borrower will meet and resolve any such issue in good faith to the satisfaction of Borrower, Agent, Lender, and any governmental regulatory agency, and (ii) upon request of Lender or Agent, Borrower will cooperate and assist with any assignment of the financing agreements among Hercules Technology II, L.P., Hercules Technology III, L.P. and Hercules Capital, Inc.

54 EXHIBIT A ADVANCE REQUEST To: Agent: Date: __________, 20[__] Hercules Capital, Inc. (the “Agent”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@herculestech.com Attn: Tricida, Inc. (“Borrower”) hereby requests from Hercules Capital, Inc. and Hercules Technology III, L.P. (each, a “Lender”) an Advance in the amount of _____________________ Dollars ($________________) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement dated as of February 28, 2018 (as amended, restated, supplemented or modified from time to time, the “Agreement”) among Borrower, Agent and lenders party thereto. Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement. Please: (a) Issue a check payable to Borrower ________ or (b) Wire Funds to Borrower’s account ________ [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES] Bank: _____________________________ Address: _____________________________ _____________________________ ABA Number: _____________________________ Account Number: _____________________________ Account Name: _____________________________ Contact Person: _____________________________ Phone Number To Verify Wire Info: _____________________________ Email address: _____________________________ Borrower represents that the conditions precedent to the Advance set forth in Section 4.2 of the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in Section 5 of the Agreement and Section 10 of the Warrant are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date,

55 except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents. Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request. Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Advance Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date. Executed as of [ ], 20[ ]. BORROWER: Tricida, Inc. SIGNATURE:________________________ TITLE:_____________________________ PRINT NAME:______________________

56 ATTACHMENT TO ADVANCE REQUEST Dated: _______________________ Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows: Name: [ ] Type of organization: Corporation State of organization: [ ] Organization file number: Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

EXHIBIT B SECURED TERM PROMISSORY NOTE $[ ],000,000 Advance Date: ___ __, 20[ ] Maturity Date: _____ ___, 20[ ] FOR VALUE RECEIVED, Tricida, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [Hercules Capital, Inc., a Maryland corporation][Hercules Technology III, L.P., a Delaware limited partnership][insert applicable Hercules lending entity] or the holder of this Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of [ ] Million Dollars ($[ ],000,000) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.2(d) of the Loan Agreement based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month. THIS PROMISSORY NOTE MAY BE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH NOTES BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE ADDRESS SET FORTH IN SECTION 11.2 OF THE LOAN AGREEMENT. This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of February 28, 2018, by and among Borrower, Hercules Capital, Inc., a Maryland corporation (the “Agent”) and the several banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction. BORROWER: Tricida, Inc.

By: Title:

EXHIBIT C NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER 1. Borrower represents and warrants to Agent that Borrower’s current name and organizational status as of the Closing Date is as follows: Name: Tricida, Inc. Type of organization: Corporation State of organization: Delaware Organization file number: 5338864 2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following: Name: Trilypsa, Inc. Used during dates of: May 22 – December 16, 2013 Type of Organization: Corporation State of organization: Delaware Organization file Number: 5338864 3. Borrower’s fiscal year ends on December 31. 4. Borrower’s federal employer tax identification number is: 46-3372526 5. Borrower represents and warrants to Agent that its chief executive office is located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080.

EXHIBIT D [RESERVED]

EXHIBIT E BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS Deposit Account: Bank Name Account Number Branch Address Company/ Subsidiary Purpose of Account Silicon Valley Bank [**************] 3003 Tasman Drive Tricida, Inc. Operational Checking Account Silicon Valley Bank [**************] 3003 Tasman Drive Tricida, Inc. Payroll Silicon Valley Bank [**************] 3003 Tasman Drive Tricida, Inc. Flexible Spending Securities Account: Bank or Brokerage Name Account Number Branch Address Company/ Subsidiary Purpose of Account Capital Advisors Group / U.S. Bank [**************] 330 Passaic Avenue, Suite 200 Fairfield, NJ 07004 Tricida, Inc. Corporate Cash Management

EXHIBIT F COMPLIANCE CERTIFICATE Hercules Capital, Inc. (as “Agent”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Reference is made to that certain Loan and Security Agreement dated as of February 28, 2018 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and Tricida, Inc. (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement. The undersigned is a Responsible Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending [___________] of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below. REPORTING REQUIREMENT REQUIRED CHECK IF ATTACHED Interim Financial Statements If Borrower’s Market Capitalization is less than $300,000,000 - Monthly within 30 days Interim Financial Statements Quarterly within 45 days of first three fiscal quarters Audited Financial Statements FYE within 90 days FINANCIAL COVENANTS – please attached supporting documentation.

7.21(a)(i) – Minimum Cash (required from the Sixth Amendment Effective Date until the date of obtaining approval for the NDA for TRC101 (a/k/a Veverimer) from the FDA) (I) Unrestricted Cash: $___________ If the Company achieved statistically significant positive data from Interim Analysis of the ongoing VALOR trial, which, along with an acceptable safety profile, would support re-filing of the NDA for TRC101 (a/k/a Veverimer) with the FDA, then go to (II)(2) below; otherwise go to (II)(1) below. (II)(1) Is item (I) above greater than or equal to 100% of the outstanding principal amount of the Term Loan Advances? ___ Yes: In compliance with Section 7.21(a)(i) ___ No: Not in compliance with Section 7.21(a)(i) (II)(2) Is item (I) above greater than or equal to 75% of the outstanding principal amount of the Term Loan Advances? ___ Yes: In compliance with Section 7.21(a)(i) ___ No: Not in compliance with Section 7.21(a)(i) 7.21(a)(ii) – Minimum Cash (required from the date of redemption of Permitted Convertible Indebtedness subject to satisfaction of Redemption Conditions and at all times after such redemption). (I) Unrestricted Cash: $___________ (II) Is item (I) above greater than or equal to 100% of the outstanding Secured Obligations? ___ Yes: In compliance with Section 7.21(a)(ii) ___ No: Not in compliance with Section 7.21(a)(ii) [NET TRC101 PRODUCT REVENUE (CUMULATIVE) The Net TRC101 Product Revenue (Cumulative) as of [___________] is $[__________]]1 1 To be included only if the amount exceeds $100,000,000 and has not previously been reported as exceeding $400,000,000.

DEPOSIT AND SECURITIES ACCOUNTS The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Subsidiary/Affiliate of Borrower, as applicable. Depository AC # Financial Institution Account Type (Depository / Securities) Last Month Ending Account Balance Purpose of Account BORROWER Name/Address: 1 2 3 4 5 6 7 BORROWER / SUBSIDIARY / AFFILIATE COMPANY Name/Address 1 2 3 4 5 6

7 [Signature page to follow]

Very Truly Yours, Tricida, Inc. By: ____________________________ Name: _____________________________ Its: ____________________________

EXHIBIT G FORM OF JOINDER AGREEMENT This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [ ], 20[ ], and is entered into by and between__________________., a ___________ corporation (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”). RECITALS A. Subsidiary’s Affiliate, Tricida, Inc. (“Company”) has entered into that certain Loan and Security Agreement dated as of February 28, 2018, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lender”) and the Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith; B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith; AGREEMENT NOW THEREFORE, Subsidiary and Agent agree as follows: 1. The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement. 2. By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) other than pursuant to the terms of the Loan Agreement, neither Agent nor Lender shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and Lender shall be deemed providing notice to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lender. 3. If Subsidiary has not issued certificates for its equity as of the date hereof, Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities. 4. Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement and the transactions contemplated thereby, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance. 5. As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral. SUBSIDIARY: _________________________________. By: Name: Title: Address: Telephone: ___________ email: ____________ AGENT: HERCULES CAPITAL, INC. By:____________________________________ Name:__________________________________ Title: ___________________________________ Address: 400 Hamilton Ave., Suite 310 Palo Alto, CA 94301 email: legal@herculestech.com Telephone: 650-289-3060

EXHIBIT H ACH DEBIT AUTHORIZATION AGREEMENT Hercules Capital, Inc. and Hercules Technology III, L.P. 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Re: Loan and Security Agreement dated as of February 28, 2018 (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Agreement”) by and among Tricida, Inc. (“Borrower”) and Hercules Capital, Inc., as agent (“Company”) and the lenders party thereto (collectively, the “Lender”) In connection with the above referenced Agreement, the Borrower hereby authorizes the Company to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) following the occurrence of an Event of Default that continues, out-of-pocket legal fees and costs incurred by Agent or Lender pursuant to Section 11.11 of the Agreement to the Borrower’s account indicated below. The Borrower authorizes the depository institution named below to debit to such account. [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES] DEPOSITORY NAME BRANCH CITY STATE AND ZIP CODE TRANSIT/ABA NUMBER ACCOUNT NUMBER This authority will remain in full force and effect so long as any amounts are due under the Agreement. ____________________________________________ (Borrower)(Please Print) By: _________________________________________ Date: ________________________________________

EXHIBIT I FORM OF WARRANT FOR HERCULES CAPITAL, INC. THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR ANY APPLICABLE STATE SECURITIES LAWS. WARRANT AGREEMENT To Purchase Shares of Common Stock of Tricida, Inc. Dated as of [ ] (the “Effective Date”) WHEREAS, Tricida, Inc., a Delaware corporation, has entered into a Loan and Security Agreement, dated as of February 28, 2018 (as amended by that certain First Amendment to Loan and Security Agreement and First Amendment to Warrants, dated as of April 10, 2018, that certain Second Amendment to Loan and Security Agreement, dated as of October 15, 2018, and that certain Third Amendment to Loan and Security Agreement, dated as of March 27, 2019, and as further amended, modified or supplemented from time to time, the “Loan Agreement”), with Hercules Capital, Inc., a Maryland corporation, in its capacity as administrative and collateral agent, Hercules Capital, Inc. (the “Warrantholder”) and the other lender parties thereto; WHEREAS, the Company (as defined below) desires to grant to the Warrantholder, in consideration for, among other things, the financial accommodations provided for in the Loan Agreement, the right to purchase shares of Common Stock (as defined below) pursuant to this Warrant Agreement (the “Agreement”); NOW, THEREFORE, in consideration of the Warrantholder executing and delivering the Loan Agreement and providing the financial accommodations contemplated therein, and in consideration of the mutual covenants and agreements contained herein, the Company and the Warrantholder agree as follows: SECTION 1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, an aggregate number of fully paid and non-assessable shares of Common Stock equal to the quotient derived by dividing (a) the Warrant Coverage (as defined below) by (b) the Exercise Price (as defined below). The Exercise Price of such shares are subject to adjustment as provided in Section 8. As used herein, the following terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended. “Charter” means the Company’s Certificate of Incorporation, as may be amended from time to time. “Common Stock” means the Company’s common stock, $0.001 par value per share. “Company” means Tricida, Inc., a Delaware corporation. “Exercise Price” means $23.92. “Merger Event” means any sale, lease, exclusive license or other transfer of all or substantially all assets of the Company or any merger or consolidation involving the Company in which the Company is not the surviving entity, or in which the outstanding shares of the Company’s capital stock are otherwise converted into or exchanged for shares of common stock, preferred stock, other securities or property of another entity; other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization (provided that, all shares of Common Stock issuable upon exercise of options or warrants outstanding immediately prior to such consolidation or merger or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged). “Purchase Price” means, with respect to any exercise of this Agreement, an amount equal to the Exercise Price as of the relevant time multiplied by the number of shares of Common Stock requested to be exercised under this Agreement pursuant to such exercise. “Warrant Coverage” means [1.00% of such amount advanced under Tranche 1-A, Tranche 1-B, Tranche 1-C or Tranche 1-D (as defined and set forth in the Loan Agreement), as applicable to the tranche under which the Agreement was entered into by the parties hereto in connection with the Term Loan Advance (as defined in the Loan Agreement)]2. SECTION 2. TERM OF THE AGREEMENT. Except as otherwise provided for herein, the term of this Agreement and the right to purchase Common Stock as granted herein (the “Warrant”) shall commence on the Effective Date and shall be exercisable for a period ending upon the earliest to occur of (i) [  ]3, or (ii) immediately prior to the closing of a Merger Event (the “Exercise Period”). SECTION 3. EXERCISE OF THE PURCHASE RIGHTS. 2 Note: Warrantholder to complete based off of applicable Tranche. 3 Note: To be seven (7) years from the date of issuance.

(a) Exercise. The purchase rights set forth in this Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the Exercise Period, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the “Notice of Exercise”), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the Purchase Price in accordance with the terms set forth below, and in no event later than five (5) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the “Acknowledgment of Exercise”) indicating the number of shares which remain subject to future purchases under this Warrant, if any. The Purchase Price may be paid at the Warrantholder’s election either (i) by cash or check, or (ii) by surrender of all or a portion of the Warrant for shares of Common Stock to be exercised under this Agreement and, if applicable, an amended Agreement representing the remaining number of shares purchasable hereunder, as determined below (“Net Issuance”). If the Warrantholder elects the Net Issuance method, the Company will issue shares of Common Stock in accordance with the following formula: X = Y(A-B) A Where: X = the number of shares of Common Stock to be issued to the Warrantholder. Y = the number of shares of Common Stock requested to be purchased under this Agreement. A = the fair market value of one (1) share of Common Stock at the time of issuance of such shares of Common Stock. B = the Exercise Price. For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock: (A) if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a five (5) trading day period ending three (3) days before the day the current fair market value of the securities is being determined; or (B) if the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked price quoted on the NASDAQ system (or similar system) over the five (5) trading day period ended three (3) days before the day the current fair market value of the securities is being determined; (i) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ National Market or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could reasonably expect to obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors (provided that if the Company is then in possession of a recent valuation of the Company’s Common Stock, the Board of Directors may rely on such valuation), unless the Notice of Exercise is delivered in connection with a Merger Event, in which case the fair market value of Common Stock shall be deemed to be the per share value received by the holders of the Company’s Common Stock on a common equivalent basis pursuant to such Merger Event. Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof and Exercise Period. (b) Exercise Prior to Expiration. To the extent this Agreement is not previously exercised as to all shares of Common Stock subject hereto, and if the fair market value of one share of the Common Stock is greater than the Exercise Price then in effect, this Agreement shall be deemed automatically exercised pursuant to Section 3(a) (even if not surrendered) as of the last day of the Exercise Period. For purposes of such automatic exercise, the fair market value of one share of the Common Stock upon such expiration shall be determined pursuant to Section 3(a). To the extent this Agreement or any portion thereof is deemed automatically exercised pursuant to this Section 3(b), the Company agrees to promptly notify the Warrantholder of the number of shares of Common Stock, if any, the Warrantholder is to receive by reason of such automatic exercise. SECTION 4. RESERVATION OF SHARES. During the term of this Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for herein. SECTION 5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Agreement, but in lieu of such fractional shares, the Company shall make a cash payment therefor equal to such fraction multiplied by the then fair market value of one share of Common Stock. SECTION 6. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Agreement. SECTION 7. WARRANTHOLDER REGISTRY. The Company shall maintain a registry showing the name and address of the registered holder of this Agreement. The Warrantholder’s initial address, for purposes of such registry, is set forth below the Warrantholder’s signature on this Agreement. The Warrantholder may change such address by giving written notice of such changed address to the Company. SECTION 8. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment, as follows:

(a) Merger Event. If at any time there shall be a Merger Event, then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall be entitled to receive, concurrently with the closing of such Merger Event, the number of shares of Common Stock or other securities or property, if any, (collectively, “Reference Property”) that the Warrantholder would have received in connection with such Merger Event if Warrantholder had exercised this Agreement immediately prior to the Merger Event pursuant to the Net Issuance provisions of this Warrant Agreement without actually exercising such right. (b) Reclassification of Shares. Except for Merger Events subject to Section 8(a), if the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Agreement exist into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change. The provisions of this Section 8(b) shall similarly apply to any successive combination, reclassification, exchange, subdivision or other change. (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, (i) in the case of a subdivision, the Exercise Price shall be proportionately decreased and the number of shares of Common Stock issuable hereunder shall be proportionately increased, or (ii) in the case of a combination, the Exercise Price shall be proportionately increased and the number of shares of Common Stock issuable hereunder shall be proportionately decreased. (d) Timely Notice. The Warrantholder shall retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by the Warrantholder. SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. (a) Reservation of Common Stock. The Common Stock issuable upon exercise of this Agreement has been duly and validly reserved and, when issued in accordance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances created by the Company; provided, that the Common Stock issuable pursuant to this Agreement may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and current bylaws as of the Effective Date. The issuance of certificates for shares of Common Stock upon exercise of this Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer and the issuance and delivery of any certificate in a name other than that of the Warrantholder. (b) Due Authority. The execution and delivery by the Company of this Agreement and the performance of all obligations of the Company hereunder, including the issuance to the Warrantholder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement: (i)

does not violate the Charter or the Company’s current bylaws; (ii) does not contravene any law or governmental rule, regulation or order applicable to the Company; and (iii) does not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies. (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Agreement, except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby. (d) Registration Rights. The Company agrees that the shares of Common Stock issued upon exercise of this Warrant shall have the “Piggyback” and S-3 registration rights pursuant to and as set forth in the Company’s Amended and Restated Investor Rights Agreement, dated November 7, 2017, as amended from time to time (the “Investor Rights Agreement”) on a pari passu basis with the holders of outstanding shares of Registrable Securities (as defined in the Investor Rights Agreement) who are parties thereto. The provisions set forth in the Company’s Investor Rights Agreement or similar agreement relating to such registration rights in effect as of the Effective Date may not be amended, modified or waived without the prior written consent of the Warrantholder unless such amendment, modification or waiver affects the rights associated with the shares of Common Stock issued and issuable upon exercise hereof in the same manner as such amendment, modification or waiver affects the rights associated with the shares of Common Stock held by the holders of a majority of the shares of Common Stock held by parties thereto. (e) Exempt Transaction. Subject to the accuracy of the Warrantholder’s representations in Section 10, the issuance of the Common Stock upon exercise of this Agreement will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Act, in reliance upon Section 4(a)(2) thereof, and (ii) the qualification requirements of the applicable state securities laws. (f) Compliance with Rule 144. If the Warrantholder proposes to sell Common Stock issuable upon the exercise of this Agreement in compliance with Rule 144 promulgated by the SEC, then, upon the Warrantholder’s written request to the Company, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the status of the Company’s compliance with the filing requirements of the SEC as set forth in such Rule, as such Rule may be amended from time to time. SECTION 10. REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER. This Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder: (a) Investment Purpose. The right to acquire Common Stock is being acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of such rights or the Common Stock except pursuant to an effective registration statement or an exemption from the registration requirements of the Act. (b) Private Issue. The Warrantholder understands (i) that the Common Stock issuable upon exercise of this Agreement is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 10. (c) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. (d) Risk of No Registration. The Warrantholder understands that if the Company does not register with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Agreement or (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of (A) its rights hereunder to purchase Common Stock or (B) Common Stock issued or issuable hereunder which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule. (e) Accredited Investor. The Warrantholder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect. (f) For purposes of the rights contemplated by Section 9(d) of this Agreement, upon exercise of the Warrant, the Warrantholder hereby agrees to be bound by and subject to the terms and provisions of the Investor Rights Agreement as if the Warrantholder was an “Investor” (as defined in the Investor Rights Agreement) party thereto. SECTION 11. TRANSFERS. Subject to compliance with applicable federal and state securities laws, this Agreement and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes) upon surrender of this Agreement properly endorsed; provided, however, that if there is not then any ongoing Event of Default (as defined in the Loan Agreement), then such transfer shall be subject to the prior written consent of the Company; provided further, that notwithstanding the foregoing, any such transfer to an Affiliate (as defined in the Loan Agreement) of the Warrantholder shall be allowed at any time without the prior written consent of the Company. Each taker and holder of this Agreement, by taking or holding the same, consents and agrees that this Agreement, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Agreement shall have been so endorsed and its transfer recorded on the Company’s books, shall be treated by the Company and all other persons dealing with this Agreement as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Agreement. The transfer of this Agreement shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the “Transfer Notice”), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. Until the Company receives such Transfer Notice, the Company may treat the registered owner hereof as the owner for all purposes. The Warrantholder may not transfer this Warrant to a competitor of the Company, as reasonably determined by the Board of Directors. SECTION 12. MISCELLANEOUS. (a) Effective Date. The provisions of this Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Agreement shall be binding upon any successors or assigns of the Company. (b) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement. (c) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. (d) Additional Documents. The Company, upon execution of this Agreement, shall provide the Warrantholder with a certified copy of resolutions of the Company’s board of directors evidencing approval of this Agreement and the reservation of the shares of Common Stock issuable upon exercise of the Warrant. (e) Attorney’s Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Agreement. For the purposes of this Section 12(e), attorneys’ fees shall include without limitation fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. (f) Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision. (g) Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Agreement or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery if transmission or delivery occurs on a business day at or before 5:00 pm in the time zone of the recipient, or, if transmission or delivery occurs on a non-business day or after such time, the first business day thereafter, or the first business day after deposit with an overnight express service or overnight mail delivery service; or (ii) the third (3rd) calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows: If to the Warrantholder: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Himani Bhalla 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Email:legal@herculestech.com; hbhalla@htgc.com Telephone: 650-289-3060 with a copy to (which shall not constitute notice): LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 If to the Company: TRICIDA, INC. Attention: Legal Department 7000 Shoreline Court, Suite 201 South San Francisco, CA 94080 email: legal@tricida.com with a copy to spietzke@tricida.com Telephone: (415) 949-1491 with a copy to (which shall not constitute notice): SIDLEY AUSTIN LLP Attention: Geoffrey W. Levin 787 Seventh Avenue New York, NY 10019 Email: glevin@sidley.com Telephone: 212-839-5776 or to such other address as each party may designate for itself by like notice. (h) Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes and replaces in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof. None of the terms of this Agreement may be amended except by an instrument executed by each of the parties hereto. (i) Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof. (j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. (k) No Waiver. No omission or delay by the Warrantholder at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Company at any time designated, shall be a waiver of any such right or remedy to which the Warrantholder is entitled, nor shall it in any way affect the right of the Warrantholder to enforce such provisions thereafter. (l) Survival. All agreements, representations and warranties contained in this Agreement or in any document delivered pursuant hereto shall be for the benefit of the Warrantholder or Company, as applicable, and shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement. (m) Governing Law. This Agreement has been negotiated and delivered to Warrantholder in the State of California, and shall have been accepted by the Warrantholder in the State of California. Delivery of Common Stock to the Warrantholder by the Company under this Agreement is due in the State of California. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. (n) Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Agreement may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 12(g), and shall be deemed effective and received as set forth in Section 12(g). Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction. (o) Mutual Waiver of Jury Trial/ Judicial Reference. (i) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND THE WARRANTHOLDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS- CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST THE WARRANTHOLDER OR ITS ASSIGNEE OR BY THE WARRANTHOLDER OR ITS ASSIGNEE AGAINST THE COMPANY. This waiver extends to all such Claims, including Claims that involve Persons other than Company and Warrantholder; Claims that arise out of or are in any way connected to the relationship between the Company and the Warrantholder; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement. (ii) If the waiver of jury trial set forth in Section 12(o)(i) above is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of San Mateo County, California. Such proceeding shall be conducted in San Mateo County, California, with California rules of evidence and discovery applicable to such proceeding. (iii) In the event Claims are to be resolved by judicial reference, either party may seek from a court of competent jurisdiction identified in Section 12(n), any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference. (p) Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the Effective Date. COMPANY: TRICIDA, INC. By: Name: Title: WARRANTHOLDER: HERCULES CAPITAL, INC. By: Name: Title:

EXHIBIT I NOTICE OF EXERCISE To: Tricida, Inc. (1) The undersigned Warrantholder hereby elects to purchase [_______] shares of the Common Stock of Tricida, Inc., pursuant to the terms of the Warrant Agreement dated [_______] (the “Agreement”) between Tricida, Inc. and the Warrantholder, and [CASH PAYMENT: tenders herewith payment of the Purchase Price in full, together with all applicable transfer taxes, if any.] [NET ISSUANCE: elects pursuant to Section 3(a) of the Agreement to effect a Net Issuance.] (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below. (Name) (Address) WARRANTHOLDER: HERCULES CAPITAL, INC. By: Name: Title: Date:

EXHIBIT II ACKNOWLEDGMENT OF EXERCISE The undersigned Tricida, Inc., hereby acknowledges receipt of the “Notice of Exercise” from Hercules Capital, Inc., to purchase [____] shares of the Common Stock of Tricida, Inc., pursuant to the terms of the Warrant Agreement by and between Tricida, Inc. and Hercules Capital, Inc., dated [_______] (the “Agreement”), and further acknowledges that [______] shares of Common Stock remain subject to purchase under the terms of the Agreement. COMPANY: Tricida, Inc. By: Title: Date:

EXHIBIT III TRANSFER NOTICE (To transfer or assign the foregoing Agreement execute this form and supply required information. Do not use this form to purchase shares.) FOR VALUE RECEIVED, the foregoing Agreement and all rights evidenced thereby are hereby transferred and assigned to (Please Print) whose address is Dated: Holder’s Signature: Holder’s Address: Signature Guaranteed: NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Agreement.

EXHIBIT J FORM OF WARRANT FOR HERCULES TECHNOLOGY III, L.P. THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR ANY APPLICABLE STATE SECURITIES LAWS. WARRANT AGREEMENT To Purchase Shares of Common Stock of Tricida, Inc. Dated as of [ ] (the “Effective Date”) WHEREAS, Tricida, Inc., a Delaware corporation, has entered into a Loan and Security Agreement, dated as of February 28, 2018 (as amended by that certain First Amendment to Loan and Security Agreement and First Amendment to Warrants, dated as of April 10, 2018, that certain Second Amendment to Loan and Security Agreement, dated as of October 15, 2018, and that certain Third Amendment to Loan and Security Agreement, dated as of March 27, 2019, and as further amended, modified or supplemented from time to time, the “Loan Agreement”), with Hercules Capital, Inc., a Maryland corporation, in its capacity as administrative and collateral agent, Hercules Technology III, L.P., a Delaware limited partnership (the “Warrantholder”) and the other lender parties thereto; WHEREAS, the Company (as defined below) desires to grant to the Warrantholder, in consideration for, among other things, the financial accommodations provided for in the Loan Agreement, the right to purchase shares of Common Stock (as defined below) pursuant to this Warrant Agreement (the “Agreement”); NOW, THEREFORE, in consideration of the Warrantholder executing and delivering the Loan Agreement and providing the financial accommodations contemplated therein, and in consideration of the mutual covenants and agreements contained herein, the Company and the Warrantholder agree as follows: SECTION 1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, an aggregate number of fully paid and non-assessable shares of Common Stock equal to the quotient derived by dividing (a) the Warrant Coverage (as defined below) by (b) the Exercise Price (as defined below). The Exercise Price of such shares are subject to adjustment as provided in Section 8. As used herein, the following terms shall have the following meanings: “Act” means the Securities Act of 1933, as amended. “Charter” means the Company’s Certificate of Incorporation, as may be amended from time to time. “Common Stock” means the Company’s common stock, $0.001 par value per share. “Company” means Tricida, Inc., a Delaware corporation. “Exercise Price” means $23.92. “Merger Event” means any sale, lease, exclusive license or other transfer of all or substantially all assets of the Company or any merger or consolidation involving the Company in which the Company is not the surviving entity, or in which the outstanding shares of the Company’s capital stock are otherwise converted into or exchanged for shares of common stock, preferred stock, other securities or property of another entity; other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization (provided that, all shares of Common Stock issuable upon exercise of options or warrants outstanding immediately prior to such consolidation or merger or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged). “Purchase Price” means, with respect to any exercise of this Agreement, an amount equal to the Exercise Price as of the relevant time multiplied by the number of shares of Common Stock requested to be exercised under this Agreement pursuant to such exercise. “Warrant Coverage” means [1.00% of such amount advanced under Tranche 1-A, Tranche 1-B, Tranche 1-C or Tranche 1-D (as defined and set forth in the Loan Agreement), as applicable to the tranche under which the Agreement was entered into by the parties hereto in connection with the Term Loan Advance (as defined in the Loan Agreement)]1. SECTION 2. TERM OF THE AGREEMENT. Except as otherwise provided for herein, the term of this Agreement and the right to purchase Common Stock as granted herein (the “Warrant”) shall commence on the Effective Date and shall 1 Note: Warrantholder to complete based off of applicable Tranche.

be exercisable for a period ending upon the earliest to occur of (i) [  ]2, or (ii) immediately prior to the closing of a Merger Event (the “Exercise Period”). SECTION 3. EXERCISE OF THE PURCHASE RIGHTS. (a) Exercise. The purchase rights set forth in this Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the Exercise Period, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the “Notice of Exercise”), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the Purchase Price in accordance with the terms set forth below, and in no event later than five (5) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the “Acknowledgment of Exercise”) indicating the number of shares which remain subject to future purchases under this Warrant, if any. The Purchase Price may be paid at the Warrantholder’s election either (i) by cash or check, or (ii) by surrender of all or a portion of the Warrant for shares of Common Stock to be exercised under this Agreement and, if applicable, an amended Agreement representing the remaining number of shares purchasable hereunder, as determined below (“Net Issuance”). If the Warrantholder elects the Net Issuance method, the Company will issue shares of Common Stock in accordance with the following formula: X = Y(A-B) A Where: X = the number of shares of Common Stock to be issued to the Warrantholder. Y = the number of shares of Common Stock requested to be purchased under this Agreement. A = the fair market value of one (1) share of Common Stock at the time of issuance of such shares of Common Stock. B = the Exercise Price. For purposes of the above calculation, current fair market value of Common Stock shall mean with respect to each share of Common Stock: (A) if the Common Stock is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a five (5) trading day period ending three (3) days before the day the current fair market value of the securities is being determined; or (B) if the Common Stock is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked price quoted on the NASDAQ system (or similar system) over the 2 Note: To be seven (7) years from the date of issuance.

five (5) trading day period ended three (3) days before the day the current fair market value of the securities is being determined; (i) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ National Market or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could reasonably expect to obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors (provided that if the Company is then in possession of a recent valuation of the Company’s Common Stock, the Board of Directors may rely on such valuation), unless the Notice of Exercise is delivered in connection with a Merger Event, in which case the fair market value of Common Stock shall be deemed to be the per share value received by the holders of the Company’s Common Stock on a common equivalent basis pursuant to such Merger Event. Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof and Exercise Period. (b) Exercise Prior to Expiration. To the extent this Agreement is not previously exercised as to all shares of Common Stock subject hereto, and if the fair market value of one share of the Common Stock is greater than the Exercise Price then in effect, this Agreement shall be deemed automatically exercised pursuant to Section 3(a) (even if not surrendered) as of the last day of the Exercise Period. For purposes of such automatic exercise, the fair market value of one share of the Common Stock upon such expiration shall be determined pursuant to Section 3(a). To the extent this Agreement or any portion thereof is deemed automatically exercised pursuant to this Section 3(b), the Company agrees to promptly notify the Warrantholder of the number of shares of Common Stock, if any, the Warrantholder is to receive by reason of such automatic exercise. SECTION 4. RESERVATION OF SHARES. During the term of this Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for herein. SECTION 5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Agreement, but in lieu of such fractional shares, the Company shall make a cash payment therefor equal to such fraction multiplied by the then fair market value of one share of Common Stock. SECTION 6. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Agreement. SECTION 7. WARRANTHOLDER REGISTRY.

The Company shall maintain a registry showing the name and address of the registered holder of this Agreement. The Warrantholder’s initial address, for purposes of such registry, is set forth below the Warrantholder’s signature on this Agreement. The Warrantholder may change such address by giving written notice of such changed address to the Company. SECTION 8. ADJUSTMENT RIGHTS. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment, as follows: (a) Merger Event. If at any time there shall be a Merger Event, then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall be entitled to receive, concurrently with the closing of such Merger Event, the number of shares of Common Stock or other securities or property, if any, (collectively, “Reference Property”) that the Warrantholder would have received in connection with such Merger Event if Warrantholder had exercised this Agreement immediately prior to the Merger Event pursuant to the Net Issuance provisions of this Warrant Agreement without actually exercising such right. (b) Reclassification of Shares. Except for Merger Events subject to Section 8(a), if the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Agreement exist into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change. The provisions of this Section 8(b) shall similarly apply to any successive combination, reclassification, exchange, subdivision or other change. (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, (i) in the case of a subdivision, the Exercise Price shall be proportionately decreased and the number of shares of Common Stock issuable hereunder shall be proportionately increased, or (ii) in the case of a combination, the Exercise Price shall be proportionately increased and the number of shares of Common Stock issuable hereunder shall be proportionately decreased. (d) Timely Notice. The Warrantholder shall retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by the Warrantholder. SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. (a) Reservation of Common Stock. The Common Stock issuable upon exercise of this Agreement has been duly and validly reserved and, when issued in accordance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances created by the Company; provided, that the Common Stock issuable pursuant to this Agreement may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and current bylaws as of the Effective Date. The issuance of certificates for shares of Common Stock upon exercise of this Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer and the issuance and delivery of any certificate in a name other than that of the Warrantholder. (b) Due Authority. The execution and delivery by the Company of this Agreement and the performance of all obligations of the Company hereunder, including the issuance to the Warrantholder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement: (i) does not violate the Charter or the Company’s current bylaws; (ii) does not contravene any law or governmental rule, regulation or order applicable to the Company; and (iii) does not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies. (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Agreement, except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby. (d) Registration Rights. The Company agrees that the shares of Common Stock issued upon exercise of this Warrant shall have the “Piggyback” and S-3 registration rights pursuant to and as set forth in the Company’s Amended and Restated Investor Rights Agreement, dated November 7, 2017, as amended from time to time (the “Investor Rights Agreement”) on a pari passu basis with the holders of outstanding shares of Registrable Securities (as defined in the Investor Rights Agreement) who are parties thereto. The provisions set forth in the Company’s Investor Rights Agreement or similar agreement relating to such registration rights in effect as of the Effective Date may not be amended, modified or waived without the prior written consent of the Warrantholder unless such amendment, modification or waiver affects the rights associated with the shares of Common Stock issued and issuable upon exercise hereof in the same manner as such amendment, modification or waiver affects the rights associated with the shares of Common Stock held by the holders of a majority of the shares of Common Stock held by parties thereto. (e) Exempt Transaction. Subject to the accuracy of the Warrantholder’s representations in Section 10, the issuance of the Common Stock upon exercise of this Agreement will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Act, in reliance upon Section 4(a)(2) thereof, and (ii) the qualification requirements of the applicable state securities laws. (f) Compliance with Rule 144. If the Warrantholder proposes to sell Common Stock issuable upon the exercise of this Agreement in compliance with Rule 144 promulgated by the SEC, then, upon the Warrantholder’s written request to the Company, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the status of the Company’s compliance with the filing requirements of the SEC as set forth in such Rule, as such Rule may be amended from time to time.

SECTION 10. REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER. This Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder: (a) Investment Purpose. The right to acquire Common Stock is being acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of such rights or the Common Stock except pursuant to an effective registration statement or an exemption from the registration requirements of the Act. (b) Private Issue. The Warrantholder understands (i) that the Common Stock issuable upon exercise of this Agreement is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 10. (c) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. (d) Risk of No Registration. The Warrantholder understands that if the Company does not register with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”), or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering the securities under the Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Agreement or (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of (A) its rights hereunder to purchase Common Stock or (B) Common Stock issued or issuable hereunder which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule. (e) Accredited Investor. The Warrantholder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect. (f) For purposes of the rights contemplated by Section 9(d) of this Agreement, upon exercise of the Warrant, the Warrantholder hereby agrees to be bound by and subject to the terms and provisions of the Investor Rights Agreement as if the Warrantholder was an “Investor” (as defined in the Investor Rights Agreement) party thereto. SECTION 11. TRANSFERS. Subject to compliance with applicable federal and state securities laws, this Agreement and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes) upon surrender of this Agreement properly endorsed; provided, however, that if there is not then any ongoing Event of Default (as defined in the Loan Agreement), then such transfer shall be subject to the prior written consent of the Company; provided further, that notwithstanding the foregoing, any such transfer to an Affiliate (as defined in the Loan Agreement) of the Warrantholder shall be allowed at any time without the prior written consent of the Company.

Each taker and holder of this Agreement, by taking or holding the same, consents and agrees that this Agreement, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Agreement shall have been so endorsed and its transfer recorded on the Company’s books, shall be treated by the Company and all other persons dealing with this Agreement as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Agreement. The transfer of this Agreement shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the “Transfer Notice”), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. Until the Company receives such Transfer Notice, the Company may treat the registered owner hereof as the owner for all purposes. The Warrantholder may not transfer this Warrant to a competitor of the Company, as reasonably determined by the Board of Directors. SECTION 12. MISCELLANEOUS. (a) Effective Date. The provisions of this Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Agreement shall be binding upon any successors or assigns of the Company. (b) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement. (c) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. (d) Additional Documents. The Company, upon execution of this Agreement, shall provide the Warrantholder with a certified copy of resolutions of the Company’s board of directors evidencing approval of this Agreement and the reservation of the shares of Common Stock issuable upon exercise of the Warrant. (e) Attorney’s Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Agreement. For the purposes of this Section 12(e), attorneys’ fees shall include without limitation fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

(f) Severability. In the event any one or more of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision. (g) Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Agreement or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery if transmission or delivery occurs on a business day at or before 5:00 pm in the time zone of the recipient, or, if transmission or delivery occurs on a non-business day or after such time, the first business day thereafter, or the first business day after deposit with an overnight express service or overnight mail delivery service; or (ii) the third (3rd) calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows: If to the Warrantholder: HERCULES TECHNOLOGY III, L.P. Legal Department Attention: Chief Legal Officer and Himani Bhalla 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Email:legal@herculestech.com; hbhalla@htgc.com Telephone: 650-289-3060 with a copy to (which shall not constitute notice): LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 If to the Company: TRICIDA, INC. Attention: Legal Department 7000 Shoreline Court, Suite 201 South San Francisco, CA 94080 email: legal@tricida.com with a copy to spietzke@tricida.com Telephone: (415) 949-1491 with a copy to (which shall not constitute notice): SIDLEY AUSTIN LLP Attention: Geoffrey W. Levin 787 Seventh Avenue

New York, NY 10019 Email: glevin@sidley.com Telephone: 212-839-5776 or to such other address as each party may designate for itself by like notice. (h) Entire Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes and replaces in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof. None of the terms of this Agreement may be amended except by an instrument executed by each of the parties hereto. (i) Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof. (j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. (k) No Waiver. No omission or delay by the Warrantholder at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Company at any time designated, shall be a waiver of any such right or remedy to which the Warrantholder is entitled, nor shall it in any way affect the right of the Warrantholder to enforce such provisions thereafter. (l) Survival. All agreements, representations and warranties contained in this Agreement or in any document delivered pursuant hereto shall be for the benefit of the Warrantholder or Company, as applicable, and shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement. (m) Governing Law. This Agreement has been negotiated and delivered to Warrantholder in the State of California, and shall have been accepted by the Warrantholder in the State of California. Delivery of Common Stock to the Warrantholder by the Company under this Agreement is due in the State of California. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. (n) Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Agreement may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in

Section 12(g), and shall be deemed effective and received as set forth in Section 12(g). Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction. (o) Mutual Waiver of Jury Trial/ Judicial Reference. (i) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND THE WARRANTHOLDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS- CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST THE WARRANTHOLDER OR ITS ASSIGNEE OR BY THE WARRANTHOLDER OR ITS ASSIGNEE AGAINST THE COMPANY. This waiver extends to all such Claims, including Claims that involve Persons other than Company and Warrantholder; Claims that arise out of or are in any way connected to the relationship between the Company and the Warrantholder; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement. (ii) If the waiver of jury trial set forth in Section 12(o)(i) above is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of San Mateo County, California. Such proceeding shall be conducted in San Mateo County, California, with California rules of evidence and discovery applicable to such proceeding. (iii) In the event Claims are to be resolved by judicial reference, either party may seek from a court of competent jurisdiction identified in Section 12(n), any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference. (p) Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the Effective Date. COMPANY: TRICIDA, INC. By: Name: Title: WARRANTHOLDER: HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership By: Hercules Technology SBIC Management, LLC, its General Partner By: Hercules Capital, Inc., its Manager By: Name: Title:

EXHIBIT I NOTICE OF EXERCISE To: Tricida, Inc. (1) The undersigned Warrantholder hereby elects to purchase [_______] shares of the Common Stock of Tricida, Inc., pursuant to the terms of the Warrant Agreement dated [_______] (the “Agreement”) between Tricida, Inc. and the Warrantholder, and [CASH PAYMENT: tenders herewith payment of the Purchase Price in full, together with all applicable transfer taxes, if any.] [NET ISSUANCE: elects pursuant to Section 3(a) of the Agreement to effect a Net Issuance.] (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below. (Name) (Address) WARRANTHOLDER: HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership By: Hercules Technology SBIC Management, LLC, its General Partner By: Hercules Capital, Inc., its Manager By: Name: Title: Date:

EXHIBIT II ACKNOWLEDGMENT OF EXERCISE The undersigned Tricida, Inc., hereby acknowledges receipt of the “Notice of Exercise” from Hercules Technology III, L.P., to purchase [____] shares of the Common Stock of Tricida, Inc., pursuant to the terms of the Warrant Agreement by and between Tricida, Inc. and Hercules Technology III, L.P., dated [_______] (the “Agreement”), and further acknowledges that [______] shares of Common Stock remain subject to purchase under the terms of the Agreement. COMPANY: Tricida, Inc. By: Title: Date:

EXHIBIT III TRANSFER NOTICE (To transfer or assign the foregoing Agreement execute this form and supply required information. Do not use this form to purchase shares.) FOR VALUE RECEIVED, the foregoing Agreement and all rights evidenced thereby are hereby transferred and assigned to (Please Print) whose address is Dated: Holder’s Signature: Holder’s Address: Signature Guaranteed: NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Agreement.

SCHEDULE 1 SUBSIDIARIES None.

SCHEDULE 1.1 COMMITMENTS LENDER TRANCHE TERM COMMITMENT Hercules Capital, Inc. 1-A $15,000,000 Hercules Technology III, L.P. 1-A $10,000,000 Hercules Capital, Inc. 1-B $15,000,000 Hercules Capital, Inc. 1-C $20,000,000 Hercules Capital, Inc. 1-D $5,000,000 Hercules Technology III, L.P. 1-D $10,000,000 TOTAL COMMITMENTS $75,000,000

SCHEDULE 1A EXISTING PERMITTED INDEBTEDNESS 1. Tenant Improvement Loan with Alexandria Real Estate, LLC, dated April 4, 2014. The original loan was for $205,935.00. As of February 28, 2019, the balance of the loan is $17,418.93. 2. Tenant Improvement Loan with Alexandria Real Estate, LLC, dated August 2, 2017. The original loan was for $279,955.00. As of February 28, 2019, the balance of the loan is $199,298.21.

SCHEDULE 1B EXISTING PERMITTED INVESTMENTS 1. An amount equal to €4,800,000.00 pursuant to the Second Amendment to K5 Statement of Work, effective as of October 7, 2018, by and between Patheon Austria GmbH & Co KG (“Patheon”) and the Borrower. 2. An amount equal to €93,625.00 pursuant to Statement of Work No. 5.3 – Stirrer Modeling, effective as of October 5, 2018, by and between Patheon and the Borrower.

SCHEDULE 1C EXISTING PERMITTED LIENS None.

SCHEDULE 5.3 CONSENTS, ETC. None.

SCHEDULE 5.5 ACTIONS BEFORE GOVERNMENTAL AUTHORITIES None.

SCHEDULE 5.8 TAX MATTERS None.

SCHEDULE 5.9 INTELLECTUAL PROPERTY CLAIMS None.

SCHEDULE 5.10 INTELLECTUAL PROPERTY None.

SCHEDULE 5.11 BORROWER PRODUCTS None.